 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __ )

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☑	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

GLACIER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

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GLACIER BANCORP, INC.
49 Commons Loop
Kalispell, Montana 59901
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 29, 2015
9:00 a.m. Mountain Time
To the Shareholders of Glacier Bancorp, Inc.:
We cordially invite you to attend the 2015 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Annual Meeting”) at The Hilton Garden Inn, 1840 Highway 93 South, Kalispell, Montana. The meeting’s purpose is to vote on the following proposals, together with any other business that may properly come before the meeting:

1.	To elect nine directors to serve on the board of directors (the “Board”) until the 2016 annual meeting of shareholders.

2.	To approve the 2015 Stock Incentive Plan.

3.	To approve the 2015 Short Term Incentive Plan.

4.	To vote on an advisory (non-binding) resolution to approve the compensation of Glacier Bancorp, Inc.’s named executive officers.

5.	To ratify the appointment of BKD, LLP as Glacier Bancorp, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

6.	To transact such other matters as may properly come before the meeting or any adjournments or postponements.
If you were a shareholder of record on March 2, 2015, you may vote on the proposals presented at the Annual Meeting in person or by proxy. We encourage you to promptly complete and return the enclosed proxy card, phone in your vote, or vote via the internet in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares.
Further information regarding voting rights and the business to be transacted at the Annual Meeting is included in the accompanying Proxy Statement. The directors, officers, and employees who serve you genuinely appreciate your continued interest and support as a shareholder in the affairs of Glacier Bancorp, Inc. and in its growth and development.

March 20, 2015	BY ORDER OF THE BOARD OF DIRECTORS
LeeAnn Wardinsky, Secretary

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy Card and return it in the enclosed postage prepaid envelope, phone in your vote, or vote via the internet. You do not need to retain the proxy in order to be admitted to the Annual Meeting. If you attend the Annual Meeting, you may vote either in person or by proxy. You may revoke any proxy that you have given either in writing or in person at any time prior to the proxy’s exercise.

i

COMPENSATION OF DIRECTORS	35
Director Compensation	36
Compensation Committee Interlocks and Insider Participation	36
PROPOSAL NO. 2 - APPROVAL OF 2015 STOCK INCENTIVE PLAN	37
Purposes and Effects of the 2015 Equity Plan	37
Vote Required and Board Recommendation	37
Summary of the 2015 Equity Plan	37
Section 162(m)	41
Expected Federal Income Tax Consequences	41
PROPOSAL NO. 3 - APPROVAL OF 2015 SHORT TERM INCENTIVE PLAN	43
Purposes and Effects of the 2015 Incentive Plan	43
Vote Required and Board Recommendation	43
Summary of the 2015 Incentive Plan	43
Section 162(m)	45
Expected Federal Income Tax Consequences	45
PROPOSAL NO. 4 - ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION	46
AUDITORS	46
Fees Paid to Independent Registered Public Accounting Firm	46
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	47
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
TRANSACTIONS WITH MANAGEMENT	49
Certain Transactions	49
Accounting Fees Paid to Affiliate of Director	50
OTHER BUSINESS	50
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	50
Shareholder Proposals	50
Director Nominations	50
Copy of Bylaw Provisions	51
ANNUAL REPORT TO SHAREHOLDERS	51
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	51

ii

GLACIER BANCORP, INC.
49 Commons Loop
Kalispell, Montana 59901
(406) 756-4200

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 29, 2015:
A copy of this Proxy Statement and the Annual Report to Shareholders (the “Annual Report”) for the year ended December 31, 2014, which includes the Form 10-K (the “Form 10-K”), are available at www.glacierbancorp.com.
INFORMATION ABOUT THE MEETING
Meeting Information. This Proxy Statement (the “Proxy Statement”) and the accompanying proxy card are being sent to shareholders on or about March 27, 2015 for use in connection with the Annual Meeting of Glacier Bancorp, Inc. (the “Company” or “Glacier”) to be held on Wednesday, April 29, 2015 at 9:00 a.m. Mountain Time. In this Proxy Statement, the terms “we,” “us” and “our” refer to Glacier Bancorp, Inc.
Solicitation of Proxies. Our board of directors (the “Board”) is soliciting shareholder proxies, and we will pay the associated costs. Solicitation may be made by our directors and officers and by our banking subsidiary, Glacier Bank (“Glacier Bank”), or by the directors and officers of the Glacier Bank divisions, operating under the following names.

• Mountain West Bank (Coeur d’Alene)	• Valley Bank of Helena
• First Security Bank of Missoula	• Big Sky Western Bank (Bozeman)
• Western Security Bank (Billings)	• First State Bank (Wheatland)
• 1st Bank (Evanston)	• Citizens Community Bank (Pocatello)
• First Bank of Wyoming (Powell)	• First Bank of Montana (Lewistown)
• North Cascades Bank (Chelan)	• Bank of the San Juans (Durango)

We do not expect to engage an outside proxy solicitation firm to render proxy solicitation services. However, if we do, we will pay a fee for such services. Solicitation may be made through the mail or by telephone, facsimile, or personal interview.
Record Date. If you were a shareholder on March 2, 2015 (the “Record Date”), you are entitled to vote at the Annual Meeting. There were approximately 75,530,277 shares of common stock outstanding on the Record Date.
Quorum. The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence of a quorum.

Voting on Matters Presented

Proposal No. 1 - Election of Directors. The nine director nominees who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast FOR or WITHHELD from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
As described below under the section entitled “Corporate Governance - Majority Voting Policy,” in September 2011, the Company adopted a Majority Voting Policy (the “Majority Voting Policy”). As a requirement of nomination, each director nominee of the Company is required to submit an irrevocable resignation as a director of the Company. The Company has such a letter on file from each 2015 director nominee. If any such director nominee receives more WITHHELD votes than FOR votes in an uncontested election of directors, his or her resignation will be considered by the Company’s Nominating / Corporate Governance Committee (the “Nominating Committee”) and the Board.
Proposal No. 2 - Approval of 2015 Stock Incentive Plan. The affirmative vote FOR by a majority of those shares present in person or by proxy and voting on this matter is required to approve the 2015 Stock Incentive Plan (the “2015 Equity Plan”). You may vote FOR, AGAINST or ABSTAIN from approving the 2015 Equity Plan. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Proposal No. 3 - Approval of 2015 Short Term Incentive Plan. The affirmative vote FOR by a majority of those shares present in person or by proxy and voting on this matter is required to approve the 2015 Short Term Incentive Plan (the “2015 Incentive Plan”). You may vote FOR, AGAINST or ABSTAIN from approving the 2015 Incentive Plan. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Proposal No. 4 - Advisory (Non-Binding) Vote on Executive Compensation. The affirmative vote FOR by a majority of those shares present in person or by proxy and voting on this matter is required to approve the advisory (non-binding) resolution on the compensation of the Company’s executive officers. You may vote FOR, AGAINST or ABSTAIN from approving the advisory (non-binding) resolution on executive compensation. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Proposal No. 5 - Ratification of Independent Registered Public Accounting Firm. The proposal to ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm (the “independent auditors”) for the fiscal year ending December 31, 2015 will be adopted if a majority of the votes present and entitled to vote are cast FOR the proposal. You may vote FOR, AGAINST or ABSTAIN from approving the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Voting of Proxies. Shares represented by properly executed proxies that are received prior to the deadline for submitting proxies and that are not revoked will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, the persons named in the proxy will vote the shares represented by the proxy FOR the director nominees listed in this Proxy Statement, FOR the approval of the 2015 Equity Plan, FOR the approval of the 2015 Incentive Plan, FOR the advisory (non-binding) resolution to approve the compensation of the Company’s executive officers, and FOR the ratification of the appointment of the independent registered public accounting firm. Any proxy given by a shareholder may be revoked before its exercise by:

•	giving notice to us in writing;

•	delivering to us a subsequently dated proxy card; or

•	notifying us at the Annual Meeting before the shareholder vote is taken.
Voting of Proxies by Shareholders of Record and by Beneficial Owners. A significant percentage of Glacier shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some differences between the two types of ownership.
Shareholders of Record. If your shares are registered directly in your name with Glacier’s transfer agent, American Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent to you directly by Glacier. As the shareholder of record, you have the right to grant your voting proxy directly to Glacier or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares.
Brokers cannot vote on behalf of beneficial owners on “non-routine” proposals (defined as “broker non-votes”). Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.
If your shares are held in street name and you do not submit voting instructions to your broker, your broker may vote your shares at this meeting on the ratification of the appointment of the independent registered public accounting firm only. If no instructions are given with respect to the election of directors, approval of the 2015 Equity Plan, approval of the 2015 Incentive Plan, or approval of the (non-binding) resolution on executive compensation, your broker cannot vote your shares on these proposals.
Voting in Person at the Annual Meeting

Shareholders of Record. Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to vote your shares in person at the Annual Meeting, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Beneficial Owner. Shares held in street name may be voted in person by you only if you bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on the Record Date.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were approximately 75,530,277 shares of common stock outstanding on the Record Date, which was set at March 2, 2015. Shareholders of the Company are not permitted to cumulate their votes for the election of directors.

5% Shareholders
The following table includes information as of December 31, 2014 concerning the persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock of the Company on the Record Date.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common Stock	BlackRock, Inc. (2)	7,124,929	9.5%
	55 East 52nd Street
	New York, NY 10022
Common Stock	T. Rowe Price Associates, Inc. (3)	6,433,026	8.5%
	100 E. Pratt Street
	Baltimore, MD 21202
Common Stock	The Vanguard Group, Inc.(4)	4,824,708	6.43%
	100 Vanguard Blvd.
	Malvern, PA 19355
Common Stock	State Street Corporation (5)	4,304,433	5.7%
	One Lincoln Street
	Boston, MA 02111
____________________

(1)
Pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of common stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)
Based on the Schedule 13G/A filed on January 15, 2015 under the Exchange Act. The securities are beneficially owned by various individual and institutional investors for which BlackRock, Inc. (“BlackRock”) serves as investment advisor with power to direct disposition and/or sole power to vote the securities. For purposes of the Exchange Act, BlackRock is deemed to be a beneficial owner of such securities; however, BlackRock expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)
Based on the Schedule 13G/A filed on February 13, 2015 under the Exchange Act. The securities are beneficially owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct disposition and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)
Based on the Schedule 13G/A filed on February 10, 2015 under the Exchange Act. The securities are beneficially owned by various individual and institutional investors for which The Vanguard Group, Inc. (“Vanguard”) serves as investment adviser with power to direct disposition and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Vanguard is deemed to be a beneficial owner of such securities; however, Vanguard expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)
Based on the Schedule 13G filed on February 12, 2015 under the Exchange Act. The securities are beneficially owned by various individual and institutional investors for which State Street Corporation (“State Street”) serves as investment adviser with power to direct disposition and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, State Street is deemed to be a beneficial owner of such securities; however, State Street expressly disclaims that it is, in fact, the beneficial owner of such securities.

Directors and Officers
The following table shows, as of February 27, 2015, the amount of Glacier common stock beneficially owned by (a) each director of the Company, (b) the executive officers named in the Summary Compensation Table below, and (c) all of Glacier’s directors and executive officers as a group. Beneficial ownership is a technical term broadly defined by the Securities and Exchange Commission (the “SEC”). In general, beneficial ownership includes (i) securities over which a director or executive officer is deemed to have voting or investment control, either directly or indirectly and (ii) stock options or other rights that are exercisable currently or become exercisable within 60 days of the date upon which the beneficial ownership was determined. Except as noted below, each holder has sole voting and investment control for all shares beneficially owned.

Name and Address** of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership of Common Stock as of February 27, 2015(1)
Michael J. Blodnick	Director, President and Chief Executive Officer (“CEO”)	452,686 (2)	*
Don J. Chery	Executive Vice President (“EVP”) and Chief Administrative Officer (“CAO”)	41,227 (3)	*
Sherry L. Cladouhos	Director	12,436 (4)	*
Ron J. Copher	EVP and Chief Financial Officer (“CFO”), Treasurer and Assistant Secretary	45,569 (5)	*
James M. English	Director	39,365 (6)	*
Allen J. Fetscher	Director	200,594 (7)	*
Annie M. Goodwin	Director	7,885 (8)	*
Dallas I. Herron	Director, Chairman of Glacier and Glacier Bank	45,896 (9)	*
Craig A. Langel	Director	70,505 (10)	*
Douglas J. McBride	Director	13,323 (11)	*
John W. Murdoch	Director	26,547 (12)	*
Executive officers and directors as a group (11 individuals)		956,033	1.266%
____________________

*	Represents less than 1% of outstanding common stock

**	The address for each beneficial owner is 49 Commons Loop, Kalispell, Montana 59901.

(1)
The number and percentages shown are based on the number of shares of Glacier common stock deemed beneficially owned under applicable regulations and have been adjusted for stock splits and stock dividends.

(2)
Includes 290,869 shares held jointly with Mr. Blodnick’s spouse; 92,647 shares owned by Mr. Blodnick’s spouse; 26,802 shares held in a 401(k) account for the benefit of Mr. Blodnick’s spouse; and 42,368 shares held for Mr. Blodnick’s account in the Company’s Profit Sharing / 401(k) Plan.

(3)	All shares are held jointly with Mr. Chery’s spouse.

(4)	Includes 8,241 shares held jointly with Ms. Cladouhos’ spouse.

(5)	Includes 19,354 shares held for Mr. Copher’s account in the Company’s Profit Sharing / 401(k) Plan.

(6)	Includes 14,435 shares held in an IRA for the benefit of Mr. English and 24,930 shares held jointly with Mr. English’s spouse of which 18,873 shares are pledged or held in a margin account.

(7)
Includes 48,225 shares held directly by Mr. Fetscher of which 42,530 shares are pledged or held in a margin account; 70,000 shares owned by Mr. Fetscher’s spouse; 80,566 shares held by a family corporation of which Mr. Fetscher is a principal; and 1,803 shares held by Mr. Fetscher’s SEPP IRA.

(8)	Includes 4,361 shares held in an IRA for the benefit of Ms. Goodwin.

(9)
Includes 12,000 shares held jointly with Mr. Herron’s spouse; 1,556 shares owned by Mr. Herron’s spouse; 1,756 shares held in an IRA account for the benefit of Mr. Herron; and 1,893 shares held in an IRA account for the benefit of Mr. Herron’s spouse.

(10)	Includes 70,409 shares held directly by Mr. Langel of which 21,980 shares are pledged or held in a margin account and 96 shares owned by Mr. Langel’s spouse.

(11)	Includes 128 shares held as trustee for Dr. McBride’s children.

(12)
Includes 26,047 shares held in the John W. Murdoch Revocable Trust dated April 13, 2011 for which Mr. Murdoch has voting and dispositive power and 500 shares held by a trust for the benefit of Mr. Murdoch’s spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers to send reports of their ownership of our stock to the SEC. We believe that all Section 16(a) filing requirements that apply to our directors and executive officers were complied with for the fiscal year ended December 31, 2014 with the exception of Mr. Langel, a director of the Company, who inadvertently failed to include shares held by his spouse for which he acquired beneficial ownership upon his marriage and for which Mr. Langel is deemed to be the beneficial owner. This holding has subsequently been reported on a Form 4.
PROPOSAL NO. 1
ELECTION OF DIRECTORS

In accordance with the Company’s Amended and Restated Articles of Incorporation and Bylaws, the Board has set the number of directors for election to the Board at the 2015 Annual Meeting at nine and has nominated the persons identified below in the section entitled “Directors and Director Nominees” for election at the Annual Meeting. If you elect the nominees presented, they will hold office until the election of their successors at the annual meeting in 2016 or until their earlier resignation.
We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy holder may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternatives. The Board has no reason to believe that its nominees would prove unable to serve if elected.
Directors and Director Nominees

Information regarding each of the nominees is provided below, including each nominee’s name, age as of January 31, 2015, principal occupation, public company directorships during the past five years, and the year first elected or appointed as a director of Glacier. All of the nominees are directors of Glacier and Glacier Bank. Certain of the directors also served as directors of Glacier’s other bank subsidiaries prior to Glacier’s consolidation of its bank subsidiaries with and into Glacier Bank which occurred in April 2012. Information regarding the amount and nature of each nominee’s ownership of Glacier common stock is provided under the section entitled “Voting Securities and Principal Holders Thereof.”
The Board of the Company is currently comprised of nine members. The Company’s Amended and Restated Articles of Incorporation provide that the number of directors shall be determined by a vote of the majority of the Board and shall be no fewer than seven and no more than seventeen. For election at the 2015 Annual Meeting, the Nominating Committee has identified nine director nominees, and the Board has set the number of directors at nine.

Michael J. Blodnick, 62, was appointed to the Glacier Board in 1993. He is a graduate of the University of Montana, the Pacific Coast Banking School and the Sheshunoff Professional Master of Banking School. He has broad experience having worked in all aspects of banking during his career. Mr. Blodnick has been employed by the Company or Glacier Bank since September of 1978. He served as the Secretary of the Company in 1993 and was appointed Executive Vice President in 1994. In July of 1998, he was appointed President and CEO of Glacier. Mr. Blodnick brings leadership skills, his long career in the banking industry, and his 36-year tenure at Glacier, which enable him to advise the Board in its deliberations on a wide variety of topics.
Sherry L. Cladouhos, 59, was appointed to the Glacier Board in October 2010 and has served as the Chairman of the Compliance Committee (the “Compliance Committee”) since May 2013. She was employed by Blue Cross Blue Shield Montana for 36 years and served in a variety of leadership and executive roles, including Director of Customer Service and Administration, Vice President of Member Services and Support, Senior Vice President of Marketing and Operations, Co-Chief Operating Officer, and in 2005 was named President and CEO. She was responsible for the overall strategic direction of the company and worked with others to provide affordable healthcare coverage to Montanans. Ms. Cladouhos is a Certified Health Insurance Executive and is a graduate of the Berkeley Healthcare Executive Program. Ms. Cladouhos also has served on the boards of numerous business and community-related organizations and is past Chairman of the Montana Chamber of Commerce. Currently, she serves on the Montana Chamber of Commerce Foundation. Ms. Cladouhos brings extensive experience in executive-level leadership and strategic business decision making to the Board.
James M. English, 70, was appointed to the Glacier Board in February 2004 and has served as Chairman of the Nominating Committee since July 2013. He also served as a director of the Company’s former subsidiary, Mountain West Bank in Coeur d’Alene, Idaho, from 1996 until the consolidation of Glacier’s bank subsidiaries in 2012. He earned a BS Degree in Finance and a Law Degree from the University of Idaho. From 1996 to 2000, Mr. English served as the President and Chief Operating Officer for Idaho Forest Industries, Inc., a lumber manufacturing, real estate development and building products retail sales company. Mr. English has been an attorney in limited private practice as a sole practitioner of the English Law Firm in Hayden, Idaho since 2000. He is a partner in Great Sky Development of Boise, Idaho and serves on the board of Bennett Industries, Inc. Mr. English brings experience and expertise to the Board based on a legal career of over 40 years and experience as a business executive.
Allen J. Fetscher, 69, was appointed to the Glacier Board in December 1996 and has served as the Chairman of the Compensation Committee (the “Compensation Committee”) since 2002. He also served as the Vice Chairman of Glacier’s former subsidiary, First Security Bank of Missoula, until the consolidation of Glacier’s bank subsidiaries in 2012 and also served as its Chairman from its beginning in 1993 through its merger with the Company in 1996 until his resignation from the office in 2008. Mr. Fetscher received a BS degree in Business Administration from the University of Montana in 1968. He is the President of Fetscher’s, Inc., an investment and real estate development company. He is also the Vice President of American Public Land Exchange Co., Inc. and the owner of Associated Agency, a company involved in real estate. Mr. Fetscher has been in the real estate development business since 1970. For over 40 years, he has developed subdivisions, office buildings, apartment complexes and mixed-use developments, primarily in Montana. Mr. Fetscher brings extensive knowledge of local and regional real estate markets and development to the Board.
Annie M. Goodwin, 56, was appointed to the Glacier Board in June 2012 and has served as the Chairman of the Risk Oversight Committee (the “Risk Oversight Committee”) since July 2012. Ms. Goodwin is an attorney in Helena, Montana and is the principal of the Goodwin Law Office, L.L.C. She practices banking and regulatory law. She served as Montana’s Commissioner of Banking and Financial

Institutions from 2001 to 2010, as chief legal counsel with the Montana Banking and Financial Institutions Division and Department of Commerce from 1988 to 2001 and worked in private practice prior to that time. Ms. Goodwin earned her BS in nursing from Carroll College and worked as a registered nurse before going on to earn her Juris Doctor from the University of Montana Law School in 1984. She continued her legal education at Hastings College of Law, George Mason University of Law in the Banking Law Section, and she completed the FDIC Bank Examination School for Attorneys. Ms. Goodwin is active in local and trade associations and was appointed to the Commission on Character and Fitness of Attorney Admissions to State Bar of the Montana Supreme Court where she has served as the Chairman since 1988. Ms. Goodwin brings to the Board her expertise and knowledge gained in her role as Commissioner where she had regulatory oversight over the financial institutions in Montana.
Dallas I. Herron, 70, was appointed to the Glacier Board in June 2008 and has served as its Chairman since the 2013 annual meeting. Prior to his appointment to the Glacier Board in 2008, Mr. Herron was a director of Glacier Bank and served from 1998 through 2008. He received his BS degree in Aeronautical Engineering from Northrop University in 1966. Mr. Herron has worked in the oil industry for over 40 years and is the CEO of CityServiceValcon, LLC, which markets petroleum products in Montana, Idaho, Washington, and ten other states. He is a past President of the Western Petroleum Marketing Association, a seven-state trade association. He serves on Chevron’s Western U.S. Advisory Council and ExxonMobil’s regional council. He has also served as Senior Director of the Petroleum Marketer Association of America. Mr. Herron is active in the community and in the forest products and transportation industries. Mr. Herron brings to the Board over 30 years of experience as a business executive in the energy sector, which is also a regulated business.
Craig A. Langel, 64, was appointed to the Glacier Board in December 2005 and has served as Chairman of the Audit Committee since 2009. Mr. Langel received his education at Montana State University graduating with a BS degree in Accounting in 1973. He received his Certified Public Accountant (“CPA”) license in 1974. Mr. Langel has served the accounting profession for over 40 years and is a CPA accredited in Business Valuation and a Certified Valuation Analyst. He is President and shareholder of Langel & Associates, P.C., providing consulting and tax services throughout the United States. In addition, Mr. Langel is the owner and CEO of CLC Restaurants, Inc., which owns and operates Taco Bell and KFC restaurants in Montana, Idaho, and Washington and is a part owner of Mustard Seed Restaurants. Mr. Langel served as a director of Glacier’s former subsidiary First Security Bank of Missoula from 1984 to 2005 and was re-elected to the board in February 2009, serving until the consolidation of Glacier’s bank subsidiaries in 2012. He also serves on the board of directors of two non-profit organizations. With a career of over 40 years as a CPA, Mr. Langel brings extensive financial acumen to the Board, in addition to his experience as a business owner and executive.
Douglas J. McBride, 62, was appointed to the Glacier Board in September 2006. Dr. McBride has been an optometrist in Billings for over 30 years. He received his BA at Linfield College and his OD at the Illinois College of Optometry in 1978. Dr. McBride is a former President of the Montana State Board of Examiners for Optometry, of which he has been a member since 1993. He is also the former Chairman of the Advisory Board for TLC Laser Eye Center in Billings and is the current administrator for the State of Montana for Vision Source, an optometric franchise. He is a past President of the Montana Optometric Association. Dr. McBride also served as a director of the Company’s former subsidiary Western Security Bank, serving from 2003 until the consolidation of Glacier’s bank subsidiaries in 2012. Dr. McBride’s expertise in the healthcare community is valuable to the Board and allows him to provide insight into the Company’s healthcare and medical benefit issues, as well as the healthcare industry in general.

John W. Murdoch, 72, was appointed to the Glacier Board in September 2005. Mr. Murdoch graduated from Doane College with a BA degree in 1964. He worked in the ranch and home supply industry for over 40 years. Since 1994, he has been an owner of Murdoch’s Ranch & Home Supply, LLC, a ranch and home retail operation, and served as its President from its founding until 2006 when he sold a majority ownership to key employees. As President, he coordinated the efforts required to run a 1,700 employee, multi-location, multi-state retail operation including the oversight of purchasing, marketing, human resources, distribution and accounting. Mr. Murdoch served as a director of the Company’s former subsidiary Big Sky Western Bank from December 2002 to February 2010, and he served on the Montana State University Foundation board in 2009 and 2010. He currently serves as a director for Bozeman Deaconess Hospital. Mr. Murdoch was also President of Mid-States Distributing Co., Inc. in 1990 and then again in 2006 and 2007. Mid-States is a buying cooperative for farm supply stores with over 500 stores and $3 billion in retail sales annually. Mr. Murdoch brings to the Board broad experience and expertise based on his management and oversight of substantial consumer businesses.
The Board unanimously recommends a vote FOR the election of each of the nominees to the Board.

CORPORATE GOVERNANCE

Corporate Governance Guidelines
The Board is committed to good business practices, transparency in financial reporting and high standards of corporate governance. Glacier operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. Glacier regularly monitors developments in the area of corporate governance. The Board periodically reviews Glacier’s governance policies and practices against those suggested by various groups or authorities active in corporate governance and the practices of other companies, as well as the requirements of the related SEC rules and the listing standards of the NASDAQ Stock Market (“NASDAQ”).
Board Leadership Structure

The Board is committed to maintaining an independent Board. To that end, it has been the practice of Glacier to separate the duties of Chairman and CEO. At this time, the Board believes that the separation of duties of Chairman and CEO eliminates any inherent conflict of interest that may arise when the roles are combined and that a non-employee director who is not serving as an executive of Glacier can best provide the necessary leadership and objectivity required as Chairman.
Director Qualifications

The Board believes that it is necessary for each of Glacier’s directors to possess many qualities and skills. All of our directors bring to our Board a wealth of leadership experience derived from their extensive board service and their service in a variety of professional and executive positions.
The Nominating Committee is responsible for the oversight and nomination process for director nominees. The Nominating Committee has not historically adopted formal director qualification standards for Nominating Committee-recommended nominees. However, the Nominating Committee annually reviews the experience, qualifications, attributes and skills of each director and nominee as part of its evaluation as to whether or not the nominees are the right individuals to serve on Glacier’s Board and to help Glacier successfully meet its long-term strategic plans. Because each director of Glacier must be re-elected annually, the Nominating Committee has an annual opportunity to assess these factors and, if appropriate, determine not to re-nominate any director. A more detailed discussion regarding the considerations given by the Nominating Committee when considering director nominees is set forth below in the section entitled “Nominating / Corporate Governance Committee.”
The director biographical information set forth above in the section entitled “Directors and Director Nominees” summarizes the experience, qualifications, attributes and skills that Glacier believes qualifies each director to serve on the Board.
Majority Voting Policy

In September 2011, the Company adopted the Majority Voting Policy under which each director nominee is required to submit an irrevocable resignation as a director of the Company. The Company has such a letter on file from each 2015 director nominee. If any such nominee receives more WITHHELD votes than FOR votes in an uncontested election of directors, his or her resignation will be considered by our Nominating Committee and our Board.
The Company believes that the Majority Voting Policy enhances its accountability to shareholders by formalizing the consequences of a “majority withhold” vote and demonstrating its responsiveness to director election results, while at the same time protecting the long-term interests of the Company and its shareholders.
An “uncontested election” is generally an election in which the number of nominees for election does not exceed the number of Board positions to be filled. In a contested election, the Majority Voting Policy will not apply and nominees will be elected by plurality voting.
The Nominating Committee will consider any director resignation tendered under the policy and recommend to the Board the action to be taken with respect to such resignation. Among other things, the recommendation of the Nominating Committee may be to accept the resignation or to defer acceptance until a qualified replacement director can be identified and elected to the Board. The Nominating Committee may also recommend that the resignation be rejected, either: (i) unconditionally; (ii) by addressing what the Nominating Committee believes to be the underlying reasons for the failure of the director to receive more FOR votes than WITHHELD votes; or (iii) resolving that the director will not be nominated in the future for election.
In considering a tendered resignation, the Nominating Committee is authorized to consider all factors it deems relevant to the best interests of the Company and its shareholders. The policy contains a non-exclusive list of the factors that may be considered in any particular circumstance.
The Board (excluding the director whose resignation is being considered) will act on the recommendations of the Nominating Committee no later than 90 days following certification of the shareholder vote. The Board is authorized to consider information and factors which led to the nomination of the director by the Nominating Committee and any additional factors as the Board deems relevant to the best interests of the Company and its shareholders. Following the Board’s decision, the Company will promptly publicly announce such decision, providing an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.

Code of Ethics and Corporate Governance Documents

Glacier has adopted a Code of Ethics for Senior Financial Officers which applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and any persons performing similar functions.
You can access Glacier’s current corporate governance documents, including the Code of Ethics for Senior Financial Officers, the Corporate Governance Policy, the Majority Voting Policy, and the charters of the Audit, Compensation, Compliance, Nominating, and Risk Oversight Committees, by visiting the Company’s website at www.glacierbancorp.com and clicking on “Governance Documents” or by writing to: LeeAnn Wardinsky, Corporate Secretary, 49 Commons Loop, Kalispell, Montana 59901.
Director Independence

With the assistance of legal counsel to the Company, the Nominating Committee has reviewed the applicable legal standards for Board and Board committee member independence. The Nominating Committee has also reviewed a summary of the answers to annual questionnaires completed by each of the directors, which identifies any potential director-affiliated transactions.
The Board then analyzed the independence of each director and determined which directors meet the standards regarding “independence” required by applicable law, regulation and NASDAQ listing standards and whether or not each such director is free of relationships that would interfere with the individual exercise of independent judgment. In determining the independence of each director, the Board considered many factors, including any loans to the directors, each of which were made on the same terms as comparable transactions made with persons not related to Glacier, Glacier Bank, or our bank divisions. Such arrangements are discussed in detail under the section entitled “Transactions with Management.”
Based on these standards, the Board determined that each of the following non-employee directors was independent:

Sherry L. Cladouhos	Craig A. Langel
James M. English	L. Peter Larson*
Allen J. Fetscher	Douglas J. McBride
Annie M. Goodwin	John W. Murdoch
Dallas I. Herron

Based on the standards described above, the Board determined that Michael J. Blodnick, who served as an executive officer of Glacier in 2014, and Everit A. Sliter*, whose former firm provides accounting services to the Company, were not independent.
* Messrs. Larson and Sliter retired from the Board following the 2014 annual meeting and did not stand for re-election.
Stock Ownership Guidelines

The Board has approved stock ownership guidelines for its directors which are intended to help closely align the financial interests of directors with those of Glacier’s shareholders. Within three years after they are first appointed or elected to the Board, each of the directors is required to own shares of Glacier common stock with a market value of at least $100,000. All of the current Glacier directors have exceeded this ownership guideline.
Shareholder Communications with the Board of Directors
The Company and the Board welcome communication from shareholders and other interested parties. Communications may be made by writing to the Chairman of the Board, c/o the Corporate Secretary, Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901. A copy of any such written communication will also be sent to our CEO. If the Chairman and the CEO determine that such communication is relevant to and consistent with Glacier’s operations and policies, such communication will be forwarded to the entire Board for review and consideration.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board met 14 times during the fiscal year ended December 31, 2014. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served. Glacier encourages but does not require the directors to attend the annual meeting of the shareholders. Last year, all of our directors attended the annual meeting of the shareholders except for Mr. Fetscher.
Board Authority for Risk Oversight

The Board has the ultimate authority and responsibility for overseeing risk management at Glacier. Some aspects of risk oversight are fulfilled at the full Board level. For example, the Board regularly receives reports from management - specifically from enterprise risk management - on numerous risk components that impact the operations and reputation of the Company. The Board delegates other aspects of its risk oversight function to its committees.
The Audit Committee oversees financial, accounting and internal control risk management. The head of the Company’s internal audit function reports directly to the Audit Committee. The executive officers regularly report directly to the entire Board and to appropriate Board committees with respect to the risks they are responsible for managing.
The Compensation Committee oversees the management of risks that may be posed by the Company’s compensation practices and programs. As part of this process, the Compensation Committee is responsible for analyzing the compensation policies and practices for all employees, not just executive management. In its review of these policies and practices, the Compensation Committee has determined that the current policies and practices do not create or encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company.
The Compliance Committee monitors compliance with federal and state laws and the associated regulations applicable to the Company, Glacier Bank, and our bank divisions.
Glacier’s independent directors meet in executive session during regularly scheduled meetings of the Board and at other times as required. During 2014, the independent directors met in executive session nine times under the chairmanship of Chairman Herron.

Committee Membership
The Board has established, among others, an Audit Committee, a Compensation Committee, a Compliance Committee, a Nominating Committee, and a Risk Oversight Committee. Each of the committees has a written committee charter. The following table shows the membership of these committees.

Name	Audit	Compensation	Compliance	Nominating	Risk Oversight
Michael J. Blodnick	☐	☐	☐	☐	☐
Sherry L. Cladouhos	☑	☑	☑*	☑	☑
James M. English	☑	☑	☑	☑*	☑
Allen J. Fetscher	☐	☑*	☑	☑	☑
Annie M. Goodwin	☑	☑	☑	☑	☑*
Dallas I. Herron	☑	☑	☑	☑	☑
Craig A. Langel	☑*	☑	☑	☑	☑
L. Peter Larson(1)	☑	☑	☑	☑	☑
Douglas J. McBride	☑	☑	☑	☑	☑
John W. Murdoch	☑	☑	☑	☑	☑
Everit A. Sliter(1)	☐	☐	☐	☐	☐
Total Meetings in 2014	16	4	12	7	12
*Committee Chair
(1) Messrs. Larson and Sliter retired from the Board following the 2014 annual meeting and did not stand for re-election. The committee memberships listed above for Messrs. Larson and Sliter cover the period from January 1, 2014 to April 30, 2014.
Audit Committee. During the fiscal year ended December 31, 2014, the Audit Committee was comprised of eight directors from January 1, 2014 to April 30, 2014 and seven directors from May 1, 2014 to December 31, 2014. Each Audit Committee member is considered “independent” as defined by NASDAQ listing standards and applicable SEC rules. Mr. Langel served as the Chairman of the Audit Committee and qualifies as an “audit committee financial expert” under SEC rules. The Audit Committee operates under a written charter adopted by the Board. As part of its periodic review of Audit Committee-related matters, the Audit Committee has received updates on the relevant requirements of applicable SEC rules and the corporate governance listing standards of NASDAQ.
The Audit Committee is responsible for the oversight of the quality and integrity of Glacier’s financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent auditors, the performance of its internal audit function and independent auditors, and other significant financial matters. In discharging its duties, the Audit Committee is expected to, among other things:

•	have the sole authority to appoint, retain, compensate, oversee, evaluate and replace the independent auditors;

•	review and approve the engagement of Glacier’s independent auditors to perform audit and non-audit services and related fees;

•	meet independently with Glacier’s internal auditing department, independent auditors and senior management;

•	review the integrity of Glacier’s financial reporting process;

•	review Glacier’s financial reports and disclosures submitted to bank regulatory authorities;

•	maintain procedures for the receipt, retention and treatment of complaints regarding financial matters; and

•	review and approve related person transactions.
Compensation Committee. During the fiscal year ended December 31, 2014, the Compensation Committee was comprised of nine directors from January 1, 2014 to April 30, 2014 and eight directors from May 1, 2014 to December 31, 2014. Each Compensation Committee member is considered “independent” as defined by NASDAQ listing standards and applicable SEC and IRS rules. The Compensation Committee reviews the performance of the Company’s CEO and other key employees and determines, approves, and reports to the Board on the elements of their compensation and long-term equity-based incentives. In determining the CEO’s compensation, the Compensation Committee evaluates several performance factors including the Company’s financial results and levels of compensation of peer financial institutions. The Compensation Committee operates under a written charter. A complete description of the executive compensation process applicable to 2014 is described under the section entitled “Compensation Discussion and Analysis.”
In addition, the Compensation Committee:

•	recommends, if appropriate, new employee benefit plans to the Board;

•	reviews all employee benefit plans;

•	makes determinations in connection with compensation matters as may be necessary or advisable; and

•	recommends, if appropriate, revisions to the compensation and benefit arrangements for directors.
Compliance Committee. During the fiscal year ended December 31, 2014, the Compliance Committee was comprised of nine directors from January 1, 2014 to April 30, 2014 and eight directors from May 1, 2014 to December 31, 2014. Each Compliance Committee member is considered “independent” as defined by NASDAQ listing standards and applicable SEC and IRS rules. The Compliance Committee monitors compliance with federal and state laws and the associated regulations applicable to the Company, Glacier Bank, and our bank divisions and reports to the Board on such matters.
The Compliance Committee operates under a written charter. In discharging its duties, the Compliance Committee is expected to, among other things:

•	review the material risk areas and review the regulatory environment and legal requirements associated with the same;

•	oversee the development and execution of a plan to monitor and remediate all compliance deficiencies identified by the Company or its examiners;

•	review internal reports to management prepared by the compliance department;

•
review and approve responses to regulatory agency examination reports prior to submission of any such response on examinations and ensure that all information requests made by regulatory agencies are accurately and timely addressed;

•	pre-approve all compliance auditing services to be provided to the Company; and

•	review, with legal counsel, any legal matter that could have a significant impact on the Company.
In carrying out its responsibilities and duties, the Compliance Committee shall foster an environment that encourages all bank officers and employees to raise any compliance issues or concerns freely and without concern for retribution.
Nominating / Corporate Governance Committee. During the fiscal year ended December 31, 2014, the Nominating Committee was comprised of nine directors from January 1, 2014 to April 30, 2014 and eight directors from May 1, 2014 to December 31, 2014. Each Nominating Committee member is considered “independent” as defined by NASDAQ listing standards. The Nominating Committee is responsible for nominating a slate of directors for election at Glacier’s annual meeting and appointing directors to fill vacancies as they occur. It is also responsible for: (i) considering management succession plans, the appropriate Board size, and committee structure and appointments; (ii) developing and reviewing corporate governance principles applicable to Glacier, Glacier Bank, and our bank divisions, including Glacier’s Corporate Governance Policy, in light of emerging standards and best practices and the needs of Glacier and its shareholders; and (iii) making such recommendations to the full Board as the Nominating Committee considers appropriate. The Nominating Committee operates under a written charter approved by the Board.
The Nominating Committee will consider nominees recommended by shareholders if the recommendations are made in accordance with the procedures described in this Proxy Statement under the section entitled “Shareholder Proposals and Director Nominations.”
In deciding whether or not to recommend incumbent directors for re-nomination, the Nominating Committee evaluates Glacier’s evolving needs and assesses the effectiveness and contributions of its existing directors. The Nominating Committee is authorized to establish guidelines for the qualification, evaluation and selection of new directors to serve on the Board. The Nominating Committee has not adopted, nor does it anticipate adopting, specific qualifications for Nominating Committee-recommended nominees, nor has the Nominating Committee adopted a formal policy relating to Board diversity, although the Nominating Committee and Board value a diversity of backgrounds, professional experience and skills among directors. The Nominating Committee will instead evaluate each nominee on a case-by-case basis, including assessment of each nominee’s business experience and special skills. The Nominating Committee will also evaluate whether or not a nominee’s skills are complementary to existing Board members’ skills and the Board’s need for operational, management, financial, technological or other expertise.
Risk Oversight Committee. The Risk Oversight Committee was formed in July 2012 and is comprised of all of the independent directors of the Company. The Risk Oversight Committee’s responsibilities extend over all organizational risk types, and the Risk Oversight Committee coordinates relations and communications among the Audit Committee, the Compensation Committee, the Compliance Committee, and the Board. The Risk Oversight Committee is responsible for the oversight of Glacier’s policies, procedures and practices related to business, market and operational risks as they impact or may impact Glacier’s business and objectives. Among the responsibilities of the Risk Oversight Committee is to engage management in an ongoing risk-appetite dialogue as conditions and circumstances change and new opportunities arise and to review and approve Glacier’s risk-appetite statement annually and approve any material amendments to the risk-appetite statement.

MANAGEMENT

Executive Officers Who Are Not Directors

The following table sets forth information with respect to executive officers during 2014 who are not directors or nominees for director of Glacier, including employment history for the last five years. All executive officers are appointed annually and serve at the discretion of the Board.

Name	Age	Position	Has Served as an Officer of the Company Since
Don J. Chery	52	EVP and CAO	1989
Ron J. Copher	57	EVP and CFO, Treasurer and Assistant Secretary	2006

EXECUTIVE COMPENSATION

The following section describes the compensation that Glacier pays its named executive officers (the “Named Executive Officers”). “Officer” is defined in Rule 16a-1 of the Exchange Act to include those who perform a policy-making function, and “named executive officers” are defined by Item 402 of Regulation S-K to be the principal executive officer, the principal financial officer, and the other three most highly compensated executive officers, each of whose total compensation for the last fiscal year exceeded $100,000.
Glacier has only three Named Executive Officers rather than five, as typically disclosed under SEC rules, because Glacier has only three executive officers who perform a policy-making function for Glacier.
Glacier’s Named Executive Officers for the fiscal year ending December 31, 2014 are:

•	Michael J. Blodnick, President and CEO and a Glacier director;

•	Ron J. Copher, EVP and CFO; and

•	Don J. Chery, EVP and CAO.
The following section includes:

•	Compensation Discussion and Analysis;

•	Summary Compensation Table and other tables detailing the compensation of the Named Executive Officers;

•	Narrative disclosure about various compensation plans and arrangements and post-employment and termination benefits payable to the Named Executive Officers;

•	Compensation Committee Interlocks and Insider Participation; and

•	Report of Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The following discussion provides an overview and analysis of our Compensation Committee’s philosophy and objectives in designing Glacier’s compensation programs, as well as the compensation determinations and the rationale for those determinations relating to our Named Executive Officers.
This discussion should be read together with the compensation tables for our Named Executive Officers, which can be found following this discussion. Unless otherwise indicated, any references to a particular year in this discussion means the fiscal year ended December 31 of such year.
Executive Summary

Financial and Strategic Highlights

•	2014 hit an all-time record for earnings at $112.8 million, which is an increase of 18% over 2013.

•	Both return on average assets (“ROAA”) and return on tangible equity (“ROTE”) improved over the prior year. ROAA increased from 1.23% to 1.42%, and ROTE moved up from 11.98% to 13.07%.

•	Credit quality improved as non-performing assets decreased to 1.08% of assets in 2014, down from 1.39% in 2013. In addition, net charge-offs declined by 66% to $2.5 million.

•	The loan portfolio increased organically by 7%, which is the second consecutive annual increase in the loan portfolio.

•	The dollar amount of transaction accounts organically increased by 12% during the current year, contributing to the low cost of funding of 39 basis points for 2014.

•	Net interest income increased 16% for the year during a period of historically low loan interest rates.

•	Net interest margin as a percentage of earning assets, on a tax-equivalent basis, increased to 3.98% in 2014 from 3.48% in 2013.

•
The Company completed the acquisition of FNBR Holding Corporation and its subsidiary First National Bank of the Rockies and announced a definitive agreement to acquire Montana Community Banks, Inc. and its subsidiary Community Bank, Inc.

Key Executive Compensation Actions - Background
We believe that we need to offer competitive compensation in order to recruit, motivate and retain qualified executives. In late 2011 and early 2012, the Compensation Committee, with the assistance of its independent consultant, McLagan, reviewed a peer benchmarking analysis and determined that Glacier’s Named Executive Officer compensation levels were below the 25th percentile (that is to say, such levels were in the lowest 25%) in terms of salary and total compensation compared to the peer group. As a result, the Compensation Committee undertook the following compensation program initiatives commencing in 2012:

•
Salaries: The McLagan study determined that Mr. Blodnick’s salary was positioned 48% below the peer group median, that Mr. Copher was 36% below the median, and that Mr. Chery was 27% below the median. As a result, a plan was developed to bring salaries closer to the peer group median over the following five years, beginning with moving the salaries of Messrs. Copher and Chery to the market 25th percentile and increasing Mr. Blodnick’s salary by 20% of the shortfall to median. This plan was implemented effective January 2012 and was continued for 2013 and 2014; and

•
Performance-Based Incentive Plans: In 2012, the Compensation Committee established both an annual and a long-term incentive plan with pre-defined performance goals directly linking incentive awards to the Company’s goals. Both such plans were implemented again in 2014. 2014 resulted in achievement of 109.4% of the target short-term awards and 108.5% of the target long-term awards.

Say-on-Pay Vote
The Compensation Committee evaluates our executive compensation programs in light of market conditions, shareholder views, and governance considerations and makes changes as appropriate. As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we held an advisory vote on the compensation of our executive officers (“Say-on-Pay”) at the 2014 annual shareholder meeting. Our shareholders overwhelmingly approved the compensation of our Named Executive Officers, with approximately 98.1% of shareholder votes cast in favor of the Say-on-Pay resolution. As the Compensation Committee evaluated our compensation programs in 2014, it took into account our shareholders’ vote of confidence in making changes to our executive compensation program as described above to ensure a continued link of pay to performance.
Executive Compensation Philosophy

The quality of our employees, including our executive team, is critical to executing our community banking philosophy, emphasizing personalized service combined with the full resources of a larger banking organization. To meet our primary goal of attracting, retaining and incenting highly qualified executives and employees within the context of our corporate culture, our compensation programs are designed with the following principles in mind:

•
We are committed to providing effective compensation and benefit programs that are competitive within our industry and with other relevant organizations with which Glacier, Glacier Bank, and our bank divisions compete for employees.

•	Our programs are designed to encourage and reward behaviors that ultimately contribute to the achievement of organizational goals.

•	Pay programs and practices reinforce our commitment to providing a work environment that promotes respect, teamwork, and individual growth opportunities.
Consistent with this overall philosophy, we have designed our compensation programs to be relatively straightforward and transparent to shareholders, while providing benefits appealing enough to attract, retain and motivate highly qualified employees.
The Compensation Committee designs our overall compensation program and makes decisions regarding individual executive compensation in the context of a “total compensation policy” that takes into account the overall package of compensation benefits provided to each executive. Our philosophy is to tie a significant percentage of an executive’s compensation to the achievement of Company financial and performance goals. Accordingly, Glacier strives to set base salaries at competitive levels, with an opportunity for each executive to be well rewarded through the annual incentive bonus and equity grants if Glacier meets its performance objectives.
The compensation philosophy is reviewed and approved annually by the Compensation Committee. Decisions made by the Compensation Committee and the Board relative to compensation take all current applicable rules, regulations and guidance into consideration and are made with the goal of being compliant with all such requirements.
Role of the Compensation Committee

The Compensation Committee operates under a written charter. The Compensation Committee is responsible for the design, implementation and administration of the compensation programs for executive officers and directors of the Company. When appropriate, the Compensation Committee makes recommendations to the Board on items that require Board approval. Specifically, in 2014, the Compensation Committee:

•	Monitored incentive plans with a view to avoid creating incentives that could subject the Company to excessive risk;

•
Reviewed and approved the compensation peer group (the “Compensation Peer Group”); as discussed below, the Compensation Peer Group was updated in late 2014 but was not utilized for purposes of 2014 compensation analysis but rather for the analysis of current equity and long-term incentive practices across the banking industry;

•	Reviewed and recommended Named Executive Officer salary adjustments for Board approval;

•	Approved the annual and long-term incentive plan opportunities and goals; and

•	Reviewed and approved the incentive plan awards for the Named Executive Officers.
Role and Relationship of the Compensation Consultant

The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The Compensation Committee has direct access to outside advisors and consultants throughout the year.
In 2011 and 2012, the Compensation Committee retained the services of McLagan as an independent outside compensation consultant. McLagan’s services include conducting peer group analysis and benchmarking studies, establishing compensation guidelines, assisting with the design of incentive programs and providing insight on emerging regulations and best practices. McLagan was engaged directly by the Compensation Committee and reported directly to the Compensation Committee. McLagan was retained in 2014 to provide certain assistance to the Compensation Committee on an advisory basis.
The Compensation Committee considered the independence of McLagan in light of SEC rules and NASDAQ listing standards. The Compensation Committee requested and received a report from McLagan addressing McLagan’s independence and the independence of the senior advisors involved in the engagement which included the following: (1) other services provided to us by McLagan; (2) fees paid by us as a percentage of McLagan’s total revenue; (3) policies or procedures maintained by McLagan that are designed to prevent a conflict of interest; (4) any business or personal relationships between the senior advisors and any member(s) of the Compensation Committee; (5) any company stock owned by the senior advisors; and (6) any business or personal relationships between our executive officers and the senior advisors. The Compensation Committee discussed these considerations and concluded that the work performed by McLagan and McLagan’s senior advisors involved in the engagement did not raise any conflict of interest.
Role of Management

Our CEO performs an annual performance review for executive officers of the Company and our bank division presidents and provides a recommendation to the Compensation Committee regarding base salary and bonus targets for such persons, which the Compensation Committee has discretion to approve or modify. The Compensation Committee meets separately on an annual basis with our CEO to discuss his compensation. No Named Executive Officers are present for the Compensation Committee’s discussions, deliberations and decisions with respect to their individual compensation. The Compensation Committee then submits a recommendation regarding compensation for all executive officers to the Board for approval.
Risk Review

The Compensation Committee reviewed and discussed a compensation risk assessment performed by representatives from Human Resources. The Compensation Committee’s conclusion was that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our business or operations. This risk assessment process included a periodic review of the design and operation of the Company’s incentive compensation programs, identifying and evaluating situations or compensation elements that may raise material risks, and an evaluation of other controls and processes designed to identify and manage risk.
Competitive Benchmarking and Peer Group

The Compensation Peer Group is periodically updated by the Compensation Committee and consists of companies that the Compensation Committee believes are comparable in size to the Company and with which we may compete. In 2012, McLagan conducted an analysis of the Compensation Peer Group with emphasis on factors previously utilized by the Compensation Committee to determine appropriate companies for inclusion, with emphasis on asset size, profitability and location as the measures of comparability, in that order of importance.
Potential comparable companies were initially filtered by asset size and then were evaluated for profitability, including provisions for asset quality and other performance standards believed to best generally align with Glacier’s goals.
Potential comparable companies were analyzed for compensation, utilizing data from the SNL Financial Executive Compensation Review, and other information compiled by the Compensation Committee. Finally, executive compensation data was analyzed by region. The compensation for each region was then compared and assigned points based on the relative similarity to compensation in the region in which the Company operates. Points were assigned to each of the three designated comparability measures, and the companies with the 20 highest point totals were selected as the Compensation Peer Group.
Based upon its analysis and the information provided by McLagan, the Compensation Committee approved a list of companies constituting the 2013 Compensation Peer Group. Although the Compensation Committee updated the peer group in late 2014, again with the input of McLagan, the updated group was not used for purposes of 2014 executive compensation analysis. Accordingly, the following Compensation Peer Group represents the peer group as approved by the Compensation Committee for 2013.

The Compensation Committee approved the following peer banks for 2014:

Beneficial Bancorp Inc. (BNCL)	First Interstate BancSystem (FIBK)	Provident Financial Services (PFS)
Chemical Financial Corp. (CHFC)	First Midwest Bancorp Inc. (FMBI)	Texas Capital Bancshares Inc. (TCBI)
Community Bank System Inc. (CBU)	National Penn Bancshares Inc. (NPBC)	TFS Financial Corp (TFSL)
CVB Financial Corp. (CVBF)	Old National Bancorp (ONB)	Umpqua Holdings Corp. (UMPQ)
F.N.B. Corp. (FNB)	PacWest Bancorp (PACW)	United Bankshares Inc. (UBSI)
First Commonwealth Financial (FCF)	Park National Corp. (PRK)	WesBanco Inc. (WSBC)
First Financial Bancorp. (FFBC)

Discussion of Executive Compensation Components

The following table outlines the major elements of 2014 total compensation for our Named Executive Officers:

Compensation Element	Purpose	Link to Performance	Fixed / Performance-Based	Short / Long-Term
Base Salary	Helps attract and retain executives through market-competitive base pay	Based on individual performance and market practices	Fixed	Short-Term
Annual Cash Incentive Awards	Encourages achievement of financial performance metrics that create near-term shareholder value
Based on achievement of predefined corporate performance objectives; a portion of Named Executive Officer cash bonuses are deferred on a mandatory basis, with additional performance triggers related to long-term performance
			Performance-Based	Short-Term Long-Term: Mandatory Deferrals
Long-Term Incentive Awards	Aligns executives’ and shareholders’ long-term interests while creating a retention incentive through multi-year vesting	Based on achievement of predefined corporate performance objectives	Performance-Based	Long-Term
Supplemental Executive Retirement Plan	Provides income security into retirement	Competitive practice	Fixed	Long-Term
Benefits and Perquisites	Provide limited perquisites as well as health and welfare benefits on the same basis as our general employee population	Competitive practice	Fixed	Short-Term

Base Salary
The Compensation Committee reviews salaries of the Compensation Peer Group but bases determinations on the qualifications, experience and performance of the individual executives and the value of the position to the organization.
The compensation study performed by McLagan in the fall of 2011 concluded that the salaries for each of Glacier’s Named Executive Officers were significantly below the Compensation Peer Group market median: the CEO was 48% below the median, the CFO was 36% below, and the CAO was 27% below.
As a result of the findings of the study, effective January 2012, executive officer salaries were increased to move toward levels that were more in line with the market. As discussed under the section entitled “Executive Summary - Key Executive Compensation Actions - Background” above, a plan was developed to bring salaries closer to the 2012 peer group median over five years, commencing in 2012. The Compensation Committee established the following strategy, which is reflected in Named Executive Officer salaries paid in 2014:

•	CEO: Increase base salary to the 2012 market median over the following five years by providing the following adjustments:

Year	Adjustment for Market Median Shortfall (%)
2012 2013 2014 2015 2016	20.0% 25.0% 33.3% 50.0% 100.0%

•	CFO and CAO: Bring salaries to the 25th percentile of the 2012 market median in 2012. Increase to the 2012 market median equally over the remaining four years as follows:

Year	Adjustment for Market Median Shortfall (%)
2013 2014 2015 2016	25.0% 33.3% 50.0% 100.0%

The Compensation Committee recognizes the importance of annual monitoring of competitive salary levels and will consider whether or not shortfalls for some executives should be addressed in a shorter timeframe than described above.

The table below shows the 2013 and 2014 salary adjustments, which remain well below the Compensation Peer Group market median.

Name	Position	Base Salary 2012	Base Salary 2013	Increase over 2012	Base Salary 2014	Increase over 2013
Michael J. Blodnick	President and CEO	$395,644	$470,817	19.0%	$548,245	16.4%
Ron J. Copher	EVP and CFO	278,305	302,680	8.8%	327,786	8.2%
Don J. Chery	EVP and CAO	260,192	273,227	5.0%	286,653	4.9%
Annual Incentive Bonus
The 2014 short-term incentive plan is designed to motivate executives to attain superior annual performance in key areas we believe create long-term value to Glacier and its shareholders. The short-term incentive plan is also designed to provide incentive compensation opportunities competitive with those of Glacier’s peers.
The short-term incentive plan and its goals are reviewed annually by the Compensation Committee. The 2014 plan opportunities as a percentage of executive salary and 2014 results are shown below:

Position	Annual Incentive Plan Opportunity Levels as a % of Base Salary			Actual Earned
	Threshold	Target	Maximum
CEO	0%	60%	90%	79%
CAO and CFO	0%	40%	60%	52%

To maintain focus on long-term Company performance and discourage excessive risk taking, the Compensation Committee established that incentive awards earned for 2014 performance were subject to a mandatory deferral as follows: 50% was paid on February 13, 2015, and the remaining 50% is to be paid 25% by March 13, 2016 and 25% by March 13, 2017. This mandatory deferral program continues the practice implemented in the prior year with respect to incentive awards. Payment of deferrals in 2016 and 2017 are triggered by meeting the following minimum performance conditions over the deferral period:

•	NPAs / Total Assets no greater than 2.0%; and

•	Must be employed and in good standing at the time of payment.
Performance goals were established in 2014 to balance Company focus on profitability, credit quality, and growth. Goals are reviewed and approved annually by the Board with input from executive management. The table below shows the goals and corresponding results for 2014:

Short-Term Incentive Plan		Threshold	Target	Maximum
Performance Area	Weight	80%	100%	115%	Actual Result	Result % of Target	Weighted % of Target
YTD Return on Tangible Equity*	20.00%	9.60%	12.00%	13.80%	12.93%	107.8%	21.6%
Non-performing Assets / Total Subsidiary Assets	20.00%	1.80%	1.50%	1.28%	1.07%	115.0%	23.0%
Net DDA Growth (# of accounts)	20.00%	2.40%	3.00%	3.45%	4.90%	115.0%	23.0%
YTD Efficiency Ratio	20.00%	59.00%	53.00%	47.00%	54.18%	96.1%	19.2%
YTD Net Interest Margin	20.00%	2.80%	3.50%	4.03%	3.96%	113.0%	22.6%
	100.00%				Overall Performance:		109.4%
*Excludes the impact of acquisitions during 2014.
The goals were selected in light of Glacier’s strategic plan, key initiatives, and the need to balance risks in executive compensation arrangements. The 2014 goals represent metrics addressing key areas of the Company’s performance including profitability, credit and asset quality, and growth in assets and the customer base. The goals were established based on the expectation that 2014 performance results would reflect an increase over 2013 results.
Long-term Incentives
The long-term incentive program is designed to reward executives for annual performance relative to Company objectives while aligning the interests of executives with those of our shareholders. The program provides executives the opportunity to increase their ownership in Glacier while at the same time creates a retention vehicle through the use of a multi-year vesting period.
Target long-term awards as a percentage of executive salary and the 2014 results are shown below:

Position	Long-Term Incentive Plan Opportunity Levels as a % of Base Salary			Actual Earned
	Threshold	Target	Maximum
CEO	0%	50%	75%	64%
CAO and CFO	0%	30%	45%	38%

Long-term incentive plan performance goals were set similarly to the short-term incentive plan, with the exception of net interest margin, which is excluded. Goals are reviewed and approved annually by the Board with input from executive management.
The long-term incentive plan goals were selected in light of Glacier’s long-term strategic plan, long-term initiatives, and the need to balance risks in executive compensation arrangements. The 2014 goals represent metrics addressing key areas of the Company’s performance including profitability, credit and asset quality, and growth in assets and the customer base. The goals were established based on the expectation that 2014 performance results would reflect an increase over 2013 results.

Long-Term Incentive Plan		Threshold	Target	Maximum
Performance Area	Weight	80%	100%	115%	Actual Result	Result % of Target	Weighted % of Target
YTD Return on Tangible Equity*	25.00%	9.60%	12.00%	13.80%	12.93%	107.8%	26.9%
Non-performing Assets / Total Subsidiary Assets	25.00%	1.80%	1.50%	1.28%	1.07%	115.0%	28.8%
Net DDA Growth (# of accounts)	25.00%	2.40%	3.00%	3.45%	4.90%	115.0%	28.8%
YTD Efficiency Ratio	25.00%	59.00%	53.00%	47.00%	54.18%	96.1%	24.0%
	100.00%				Overall Performance:		108.5%
*Excludes the impact of acquisitions during 2014.
The 2014 long-term incentive awards consist solely of restricted stock that vest in equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment. Restricted shares were chosen because they provide the desired retention incentive for executives while also aligning the executives’ interests with those of shareholders without encouraging excessive risk taking. In addition, restricted shares deliver value reflecting the long-term performance of the Company.
Profit Sharing Plan
The Named Executive Officers participate in the Glacier Profit Sharing Plan, which includes a 3% safe harbor contribution plus a discretionary contribution. The Profit Sharing Plan includes a trigger for the discretionary contribution, which is set equal to the 2014 long-term incentive plan qualifier of NPAs / Total Assets no greater than 2.0%. The Company considered ROTE as a primary metric in determining its discretionary contribution. Based on ROTE of 13.07% (which for purposes of the Profit Sharing Plan includes the impact of acquisitions during 2014), the 2014 discretionary contribution was 5%.
Retirement Benefits
As part of our total compensation policy, we offer executives the opportunity to participate in both a tax-deferred compensation plan and a Supplemental Executive Retirement Plan (“SERP”). All three Named Executive Officers are participants in the SERP. The SERP is intended to supplement payments due to participants upon retirement under our other qualified plans.
The deferred compensation plan allows certain Company and bank division executives to defer a portion of their salary and bonus and thereby defer tax payable on that income. Members of the Board are also entitled to participate in a deferred compensation plan, but not the SERP. Participation in these plans is elective. Terms of the deferred compensation plans and the Named Executive Officer SERP are described under the section entitled “Post-Employment and Termination Benefits.”

Termination and Change-in-Control Benefits
As an additional part of our total compensation policy, we have entered into employment agreements with certain executive officers that allow for continuation of current base salary upon termination without cause or upon termination under certain circumstances following a change in control of the Company. These agreements provide for payments ranging from one times annual base salary to 2.99 times annual base salary. These arrangements are intended to retain our executives who could have other employment alternatives that may appear to them to be less risky absent these arrangements.
Effective January 1, 2011, the change-in-control arrangements in such employment agreements are “double trigger,” meaning that benefits are not awarded upon a change in control unless the executive’s employment is terminated without cause or for good reason within a specified period of time following the transaction. We believe this structure strikes a balance between the incentives and the executive retention effects described above without providing these benefits to executives who continue to enjoy employment with an acquiring company in the event of a change-in-control transaction.
The terms of these agreements are described under the section entitled “Post-Employment and Termination Benefits.” That section also contains tables showing the amounts that the Named Executive Officers would have received if their employment had terminated at fiscal year-end in connection with a change in control.
As discussed under the sections entitled “Proposal No. 2 - Approval of 2015 Stock Incentive Plan” and “Proposal No. 3 - Approval of 2015 Short Term Incentive Plan,” vesting of awards granted under such plans would generally also be “double trigger” in connection with a change in control.
Other General Employee Benefits
Executive officers are eligible to participate in all employee benefit plans that are available to eligible employees generally, including health insurance, life and disability insurance, and 401(k) matching contributions.
Other Compensation Elements

162(m) and Tax Consequences
Under federal income tax law, a public company may not deduct non-performance-based compensation in excess of $1 million paid to its chief executive officer or any of its other three highest-paid executive officers (excluding the CFO). No executive officer of Glacier received non-performance-based compensation in excess of this limit in fiscal year 2014. The Compensation Committee currently intends to continue to manage Glacier’s executive compensation program in a manner that will maximize federal income tax deductions. However, the Compensation Committee may from time to time exercise its discretion to award compensation that may not be deductible under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) when in its judgment such award would be appropriate to achieve Glacier’s compensation objectives and otherwise is in the best interests of the Company.
The 2015 Equity Plan and 2015 Incentive Plan being proposed for shareholder approval at the Annual Meeting are intended, among other purposes, to allow for performance-based compensation to executive officers within the meaning of Section 162(m).

Discussion of Option and Restricted Stock Grant Timing
The Company does not have a policy as to when options and restricted shares are granted during the year. The Compensation Committee and Board plan to meet in January of each year to consider the award of stock options and restricted stock to the executives and other officers with a February grant date. The Company does not back date options or grant options retroactively and does not coordinate option grants with the release of positive or negative corporate news. The 2005 Stock Incentive Plan (the “2005 Plan”) does not permit the award of discounted options or the repricing of stock options. Pursuant to the terms of the 2005 Plan, option prices are determined based on closing price of the Company’s publicly traded common stock on the grant date, or if shares were not traded on the grant date, then on the nearest preceding trading day.
Clawback Policies
Compensation recovery policies, or “clawbacks,” began to be used with the enactment of the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”). The Sarbanes Act requires, among other things, that, in the event of any restatement based on executive misconduct, public companies must recoup incentives paid to the company’s CEO and CFO within the 12 months preceding the restatement. Glacier’s CEO and CFO are in compliance with the Sarbanes Act clawback provision and will remain subject to this provision, which is set forth in Section 304 of the Sarbanes Act and which provides that if an issuer “is required to prepare an accounting restatement due to material noncompliance of the issuer, as a result of misconduct, with any financial reporting requirement under the securities laws,” the CEO and CFO shall reimburse the issuer for any bonus or other incentive-based or equity-based compensation received and for any profits realized from the sale of the securities of the issuer during the year following issuance of the original financial report.
In addition, the Compensation Committee intends to fully comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding this issue once rulemaking has been completed with respect to these provisions. Until formal guidance is available, the Compensation Committee will address any situation that may arise and determine the proper and appropriate course of action in fairness to shareholders and award recipients.
Compensation Tables
The following table shows compensation paid to or accrued by the Named Executive Officers for the last three fiscal years.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (14)	All Other Compensation ($)	Total ($)
Michael J. Blodnick, President and CEO	2014 2013 2012	$545,267 466,137 395,644	$-- -- --	$291,545 (2) 230,802 (3) 71,600 (4)	$301,697 (5) 236,263 (6) 129,771 (7)	$123,025 78,685 52,312	$27,888 (15) 24,862 (16) 20,598 (17)	$1,289,422 1,036,749 669,925
Ron J. Copher, EVP and CFO	2014 2013 2012	326,821 301,760 278,305	-- -- --	112,751 (2) 97,409 (3) --	122,824 (8) 103,878 (9) 60,856 (10)	21,368 12,517 5,561	27,206 (18) 24,206 (19) 19,951 (20)	610,970 539,770 364,673

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (14)	All Other Compensation ($)	Total ($)
Don J. Chery, EVP and CAO	2014 2013 2012	286,137 272,732 260,192	-- -- --	101,860 (2) 91,074 (3) --	108,446 (11) 94,751 (12) 56,895 (13)	11,734 5,310 1,388	30,536 (21) 27,736 (22) 22,006 (23)	538,713 491,603 340,481
____________________

(1)
Represents the grant date fair value of the stock awards. The fair value of these awards was determined in accordance with FASB ASC Topic 718. Assumptions used to calculate these amounts are set forth in the notes to the Company’s audited financial statements for the fiscal year ended 2014, included in the Company’s accompanying Annual Report.

(2)
The fair market value of the restricted stock awards granted in 2014 is based on the per-share price of Glacier’s common stock at the close of business on February 14, 2014 ($26.63), the date on which the stock awards were granted. The awards vest evenly over a period of three years.

(3)
The fair market value of the restricted stock awards granted in 2013 is based on the per-share price of Glacier’s common stock at the close of business on February 15, 2013 ($16.76), the date on which the stock awards were granted. The awards vest evenly over a period of three years.

(4)
The fair market value of the restricted stock awards granted in 2012 is based on the per-share price of Glacier’s common stock at the close of business on April 16, 2012 ($14.32), the date on which the stock awards were granted. The awards were fully exercisable on the date of the grant.

(5)
Represents the performance-based cash bonus that was paid in 2015 based on 2014 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Blodnick was $432,017. The bonus amount is payable 50% in 2015, 25% in 2016, and 25% in 2017. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(6)
Represents the performance-based cash bonus that was paid in 2014 based on 2013 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Blodnick was $342,755. The bonus amount is payable 50% in 2014, 25% in 2015, and 25% in 2016. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(7)
Represents the performance-based cash bonus that was paid in 2013 based on 2012 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Blodnick was $259,542. The bonus amount is payable 50% in 2013, 25% in 2014, and 25% in 2015. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(8)
Represents the performance-based cash bonus that was paid in 2015 based on 2014 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Copher was $172,197. The bonus amount is payable 50% in 2015, 25% in 2016, and 25% in 2017. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(9)
Represents the performance-based cash bonus that was paid in 2014 based on 2013 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Copher was $146,901. The bonus amount is payable 50% in 2014, 25% in 2015, and 25% in 2016. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(10)
Represents the performance-based cash bonus that was paid in 2013 based on 2012 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Copher was $121,712. The bonus amount is payable 50% in 2013, 25% in 2014, and 25% in 2015. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(11)
Represents the performance-based cash bonus that was paid in 2015 based on 2014 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Chery was $150,588. The bonus amount is payable 50% in 2015, 25% in 2016, and 25% in 2017. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(12)
Represents the performance-based cash bonus that was paid in 2014 based on 2013 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Chery was $132,606. The bonus amount is payable 50% in 2014, 25%

in 2015, and 25% in 2016. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(13)
Represents the performance-based cash bonus that was paid in 2013 based on 2012 results pursuant to the short-term incentive plan. The total bonus earned by Mr. Chery was $113,791. The bonus amount is payable 50% in 2013, 25% in 2014, and 25% in 2015. The deferred portions of the cash bonus are payable only upon the satisfaction of certain requirements as described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(14)
The amount represents the increase in the actuarial present value of accumulated benefit under Glacier’s SERP, the material terms of which are described below under the section entitled “Post-Employment and Termination Benefits - Supplemental Executive Retirement Plan” and above-market earnings on non-qualified deferred compensation. Earnings are credited at one-half of the Company’s current year return on average equity.

(15)	Amount includes $7,088 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $20,800 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(16)	Amount includes $7,012 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $17,850 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(17)	Amount includes $6,848 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $13,750 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(18)	Amount includes $6,406 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $20,800 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(19)	Amount includes $6,356 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $17,850 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(20)	Amount includes $6,201 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $13,750 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(21)	Amount includes $9,736 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $20,800 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(22)	Amount includes $9,886 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $17,850 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

(23)	Amount includes $8,256 allocated or paid by Glacier pursuant to the Company’s 401(k) matching program and $13,750 allocated or paid by Glacier pursuant to Glacier’s Profit Sharing Plan.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	($)	($)	($)
Michael J. Blodnick	---	---	$327,160	$490,741	---	$272,634	$408,951
Ron J. Copher	---	---	130,728	196,092	---	98,046	147,069
Don J. Chery	---	---	114,455	171,682	---	85,841	128,762
____________________

(1)
These amounts represent ranges of the possible performance-based cash bonuses that could have been paid in 2015 based on 2014 results pursuant to the short-term incentive plan. The actual bonuses paid are displayed under the column entitled Non-Equity Incentive Plan Compensation within the Summary Compensation Table. The incentive target level is determined as the aggregate dollar amount derived from the Named Executive Officers’ target bonuses expressed as a percent of annual salary. This target percentage is currently 60% for Mr. Blodnick and 40% for each of Messrs. Copher and Chery. The maximum incentive is 90% for Mr. Blodnick and 60% for each of Messrs. Copher and Chery. The short-term incentive plan is further described in the section entitled “Compensation Discussion & Analysis - Annual Incentive Bonus.”

(2)
These amounts were the possible equity payouts in 2015 for performance in 2014 pursuant to grants of restricted stock under the short-term incentive plan. The actual amounts awarded are not included in the Summary Compensation Table because they were granted by the Company in 2015.

Outstanding Equity Awards at Fiscal Year-End
The following table presents certain information concerning the outstanding stock awards held as of December 31, 2014 by each Named Executive Officer of the Company.

	Stock Awards
Name	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (1)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Michael J. Blodnick	14,061	$351,806
Ron J. Copher	5,044	$126,201
Don J. Chery	4,411	$110,363
____________________

(1)
Represents the unvested portion of the restricted stock awards granted February 13, 2015. Shares vest in equal annual installments over a three-year period beginning February 13, 2016 with shares becoming fully vested on February 13, 2018.

Option Exercises and Stock Vested
The following table presents certain information concerning the exercise of options by each of our Named Executive Officers during the fiscal year ended December 31, 2014, including the value of gains on exercise and the value of the stock awards.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)
Michael J. Blodnick	10,948	$291,545
Ron J. Copher	4,234	112,751
Don J. Chery	3,825	101,860
____________________

(1)
The restricted stock awards vest over a period of three years following the grant date of February 14, 2014. The grant date fair market value is based on the per-share price of Glacier’s common stock at the close of business on February 14, 2014 ($26.63).

Employee Stock Plans
At the 2005 annual meeting, shareholders of Glacier approved the 2005 Plan. The 2005 Plan was effective for ten years and expired February 23, 2015. The 2005 Plan provided for awards of stock-based incentive compensation to eligible employees, consultants, and directors of the Company or its affiliates. Shares of Glacier common stock were issuable under the 2005 Plan in the form of stock options; share appreciation rights; restricted shares, restricted share units, and unrestricted shares; deferred share units; and performance awards.
The 2005 Plan limited the grant of shares to any one eligible individual to a maximum of 562,500 shares during the term of the 2005 Plan, as well as limited the number of shares that may be granted in a form other than stock options and stock appreciation rights.  The aggregate number of shares available for issuance under the 2005 Plan at the time of its expiration was 3,903,273. All share amounts were adjusted for applicable stock splits and stock dividends.

At this year’s Annual Meeting, shareholders are being asked to approve the 2015 Equity Plan and the 2015 Incentive Plan. A full discussion of these plans is listed below in the section entitled “Proposal No. 2 - Approval of 2015 Stock Incentive Plan.”
Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
	(1)	(2)	(3)
Michael J. Blodnick	SERP	N/A	$883,852	$0
Ron J. Copher	SERP	N/A	43,122	0
Don J. Chery	SERP	N/A	18,501	0
____________________

(1)	The terms of the SERP are described below in the section entitled “Supplemental Executive Retirement Plan.”

(2)	There are no minimum service requirements under the SERP.

(3)
Based on the amounts accrued through fiscal year 2014, in the event the executive were to leave employment, each of the Named Executive Officers could receive a SERP payment in the amounts stated in the table, payable in five annual installments in the case of Mr. Blodnick and in a lump-sum payment for each of Messrs. Copher and Chery.

Post-Employment and Termination Benefits

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
	($) (1)	($)	($) (2)	($)	($)
Michael J. Blodnick	$--	$--	$54,490	$--	$1,104,284
Ron J. Copher	--	--	--	--	--
Don J. Chery	--	--	--	--	--
____________________

(1)
Amounts deferred pursuant to the Deferred Plan, which are reported as compensation to each of the Named Executive Officers. The material terms of the Deferred Plan are described below in the section entitled “Deferred Compensation Plan.”

(2)	Earnings on amounts deferred under the Deferred Plan are credited at one-half of the Company’s current year return on average equity, or 5.50% in 2014.
Deferred Compensation Plan.
Directors and Key Employees. Since December 1995, Glacier has maintained a non-qualified and non-funded deferred compensation plan (the “Deferred Plan”) for directors and key employees. The Deferred Plan permits eligible directors and officers of the Company to defer certain income that would otherwise be taxable as earned and paid in the ordinary course. The Deferred Plan was amended in 2005 and 2008 principally in response to the enactment of Section 409A of Internal Revenue Code and permits participants to elect cash-out distributions and to make new distribution elections on terms that conform with the restrictions set forth in Section 409A of the Internal Revenue Code.

As amended and restated, the Deferred Plan permits a designated officer or key employee to annually defer up to 50% of his or her salary, as well as up to 100% of any cash bonuses. A non-employee director may elect to have any portion of his or her director’s fees deferred into an account. The restated Deferred Plan also provides that the post-2004 rate of return on deferred compensation accounts will equal 50% of the Company’s return on average equity (whether positive or negative) as of December 31 for such year. This change is expected to limit the Company’s future compensation expense while retaining the Deferred Plan’s performance-based nature.
Non-Employee Service Providers. During 2012, Glacier established the Nonemployee Service Provider Deferred Compensation Plan (the “NES Deferred Plan”). The NES Deferred Plan is a nonqualified deferred compensation plan that is unfunded and is maintained primarily for the purpose of providing deferred compensation for certain non-employee service providers of the Company and its affiliates. The NES Deferred Plan was established to allow such directors to continue to contribute to a deferred compensation plan following the consolidation of Glacier’s bank subsidiaries in 2012.
Supplemental Executive Retirement Plan. In December 1995, the Board adopted a nonqualified and nonfunded SERP for senior executive officers and entered into separate SERPs with the executives. The SERP is intended to supplement payments due to participants upon retirement under the Company’s other qualified plans. In general, the SERP provides that Glacier will credit each participating executive’s account, on an annual basis, an amount equal to employer contributions that would have otherwise been allocated to the executive’s account under the tax-qualified plans were it not for limitations imposed by the Internal Revenue Service or participation in the Deferred Plan. Payments under the SERP are payable in a lump sum (with respect to Messrs. Copher and Chery) or in five annual installments (with respect to Mr. Blodnick). Amounts credited to the executive’s account shall be paid to him on, or beginning on, the first day of the first month immediately following the month upon a payment trigger event, which include: (i) separation from service; (ii) attainment of age 65; (iii) any of the first five anniversary dates following his separation from service; or (iv) any of the first five anniversary dates following his attainment of age 65. In the event of a change in control, the amounts in the individual SERP accounts will be deposited into a trust, and the Company will continue to be obligated to provide for the benefits under the SERP. In the event the executive is terminated for Cause (as defined in the SERP Agreement), no benefits will be payable to the executive under the SERP, and all obligations of the Company with respect to the executive’s SERP cease.
In 2005, the SERP was amended to principally mirror those changes described above for the Company’s Deferred Plan, namely permitting participants to make cash-out elections and new distribution elections and providing that, for years after 2004, the account balance for each participant will be credited with a rate of return that is equal to 50% of the Company’s return on average equity.
Employment Arrangements
Below are summaries of certain agreements between the Named Executive Officers and the Company or Glacier Bank. These summaries are qualified in their entirety by the individual agreements which are filed as exhibits to our Form 10-K for the year ended December 31, 2014. The terms “Cause,” “Good Reason,” and “Change in Control” are defined in the respective Employment Agreements with each of Messrs. Blodnick, Copher, and Chery.
Michael J. Blodnick Employment Agreement.
During calendar year 2014, Mr. Blodnick’s employment was governed by an employment agreement that became effective January 1, 2014. The agreement terminated December 31, 2014, and a new agreement was entered into effective January 1, 2015. Mr. Blodnick’s agreement provides that his annual salary for 2015 is $627,997. Subsequent increases are subject to the Board’s annual review of Mr. Blodnick’s compensation and performance. Incentive compensation is to be determined by the Board, as recommended by the Compensation Committee, and any bonus will be payable not later than February 28 of the year following the year in which the bonus is earned. If Mr. Blodnick’s employment is terminated by the Company without Cause or by Mr. Blodnick for Good Reason during the term of the agreement, Mr. Blodnick will receive a payment equal to the base salary to which we would have been entitled for the remainder of the term of the agreement if his employment had not terminated. All such payments must be completed not later than March 15 of the calendar year following the calendar year in which employment was terminated. Mr. Blodnick is prohibited from competing with the Company or its subsidiaries during the term of the agreement and for a three-year period following his termination of employment.
If Mr. Blodnick’s employment is terminated by the Company or its successor without Cause either following the announcement of a Change in Control that subsequently occurs, or within three years following a Change in Control, Mr. Blodnick will be entitled to receive an amount equal to 2.99 times his then-current annual salary, payable in 36 substantially equal monthly installments, plus continued employment benefits for 2.99 years following the occurrence of the Change in Control or termination, as the case may be. This amount (2.99 times annual salary plus continuation of benefits) would also be payable if Mr. Blodnick terminates his employment for Good Reason within three years of a Change in Control. The agreement provides that the payments to be received by Mr. Blodnick will be limited to less than the amount that would cause them to be an “excess parachute payment” within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code. In addition, the payments and benefits to be received by Mr. Blodnick will be reduced by any compensation that he receives from the Company or its successor following a Change in Control and/or after his termination of employment.
The table below shows the maximum amounts that could be paid to Mr. Blodnick under his Employment Agreement and SERP. In the event of death or disability, Mr. Blodnick, or his estate, if applicable, would be paid any amounts earned through the termination date. The following information is based on (i) Mr. Blodnick’s compensation at December 31, 2014 and (ii) assumes the triggering event occurred on December 31, 2014.

	Chief Executive Officer (1)
	Termination Without Cause or by Executive with Good Reason	Termination Without Cause or Termination by Executive with Good Reason due to a Change in Control (2)
Base Salary	$545,267	$1,630,349
Healthcare and Other Benefits	5,851	17,494
Benefits Payable under SERP (3)	883,852	883,852
Total	$1,434,970	$2,531,695
____________________

(1)	In the event of death or disability, Mr. Blodnick or his estate, if applicable, would be paid any amounts earned through the termination date.

(2)
Represents payments to Mr. Blodnick in the event of termination for the following reasons: (i) without Cause within three years of a Change in Control; (ii) without Cause before a Change in Control and within six months of termination a change in control occurs; or (iii) executive terminates his employment with Good Reason within three years of a Change in Control. In the event any severance payments would otherwise constitute a parachute payment, such payments will be reduced to the extent necessary to ensure that they are less than the amount that would cause them to be deemed an “excess parachute payment” within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code.  The amount shown does not reflect any adjustment that would be made in this regard.

(3)	Amount is payable under the SERP (except for termination for Cause, as defined in the Employment Agreement).

Ron J. Copher Employment Agreement.
During calendar year 2014, Mr. Copher’s employment was governed by an employment agreement that became effective January 1, 2014. The agreement terminated December 31, 2014, and a new agreement was entered into effective January 1, 2015. Except as described below, the employment agreement for Mr. Copher is substantially the same as the agreement for Mr. Blodnick. Mr. Copher’s agreement provides that his annual salary for 2015 is $353,645. Mr. Copher is prohibited from competing with the Company or any of its subsidiaries during the term of his agreement and for a two-year period following termination of employment.
If Mr. Copher’s employment is terminated by the Company or its successor without Cause either following the announcement of a Change in Control that subsequently occurs, or without Cause within two years following a Change in Control, Mr. Copher will be entitled to receive an amount equal to two times his then-current annual salary, payable in 24 substantially equal monthly installments, plus continued employment benefits for two years following the occurrence of the Change in Control or termination, as the case may be. This amount (two times annual salary plus continuation of benefits) would also be payable if Mr. Copher terminates his employment for Good Reason within two years following a Change in Control.
Don J. Chery Employment Agreement.
Except for salary, the employment agreement for Mr. Chery is identical to the agreement for Mr. Copher. Mr. Chery’s agreement provides that his annual salary for 2015 is $300,482.
The table below shows the maximum amounts that could be paid to Mr. Copher and Mr. Chery under their respective agreements. In the event of death or disability, Mr. Copher or Mr. Chery, or his respective estate, if applicable, would be paid any amounts earned through the termination date. The following information is based on (i) the executives’ compensation at December 31, 2014 and (ii) assumes the triggering event occurred on December 31, 2014.

	Chief Financial Officer (1)		Chief Administrative Officer (1)
	Termination Without Cause or by Executive with Good Reason	Termination Without Cause or Termination by Executive with Good Reason due to a Change in Control (2)	Termination Without Cause or by Executive with Good Reason	Termination Without Cause or Termination by Executive with Good Reason due to a Change in Control (2)
Base Salary	$326,821	$653,641	$286,137	$572,273
Healthcare and Other Benefits	5,625	11,251	5,741	11,481
Benefits Payable under SERP (3)	43,122	43,122	18,501	18,501
Total	$375,568	$708,014	$310,379	$602,255
____________________

(1)	In the event of death or disability, executive or his estate, if applicable, would be paid any amounts earned through the termination date.

(2)
Represents payments to the executive in the event of termination for the following reasons: (i) without Cause within two years of a Change in Control; (ii) without Cause before a Change in Control and within six months of termination a change in control occurs; or (iii) executive terminates his employment with Good Reason within two years of a Change in Control. In the event any severance payments would otherwise constitute a parachute payment, such payments will be reduced to the extent necessary to ensure that they are less than the amount that would cause them to be deemed an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code.  The amount shown does not reflect any adjustment that would be made in this regard.

(3)	Amounts are payable under the respective SERPs (except for termination for Cause, as defined in the executive’s Employment Agreement).

COMPENSATION OF DIRECTORS

The Compensation Committee has authority over director compensation subject to the Board’s authority to approve changes. Our directors receive compensation in the form of cash and, as applicable, awards in the form of restricted stock. Glacier does not pay directors who are also employees of the Company additional compensation for their service as directors.
The following table shows compensation paid or accrued for the last fiscal year to Glacier’s non-employee directors. These directors also serve on the board of directors of Glacier Bank. Mr. Blodnick is not included in the table as he is an employee of Glacier and thus receives no compensation for his service as a director. The footnotes to the table describe the details of each form of compensation paid to directors.
Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
	(2)	(3)(4)	(5)
Sherry L. Cladouhos	$38,000	$23,008	$2,577	$63,585
James M. English	56,300	23,008	--	79,308
Allen J. Fetscher	46,700	23,008	--	69,708
Annie M. Goodwin	38,000	23,008	--	61,008
Dallas I. Herron	45,950	23,008	4,779	73,737
Craig A. Langel	48,200	23,008	--	71,208
L. Peter Larson(1)	11,036	7,670	8,631	27,337
Douglas J. McBride	43,800	23,008	8,414	75,222
John W. Murdoch	31,000	23,008	6,464	60,472
Everit A. Sliter(1)	12,836	7,670	6,423	26,929
____________________

(1)
Messrs. Larson and Sliter retired from the Board following the 2014 annual meeting and did not stand for re-election. Amounts indicated in the table reflect service from January 1, 2014 to April 30, 2014.

(2)	Directors are paid an annual retainer of $31,000 and receive additional compensation for services performed as committee members. Amount includes Board and committee fees earned or deferred in 2014.

(3)
Represents the grant date fair value of the stock awards, based on the per-share price of Glacier’s common stock on the close of business on February 14, 2014 ($26.63), the date the awards were granted. The fair value of these awards was determined in accordance with FASB ASC Topic 718. Assumptions used to calculate these amounts are set forth in the notes to the Company’s audited financial statements for the fiscal year ended 2014, included in the Company’s accompanying Annual Report.

(4)	The awards were fully vested at the time of grant.

(5)	The amount represents the above-market earnings on non-qualified deferred compensation. Earnings are credited at one-half of the Company’s current year return on equity.

Director Compensation

Directors’ Stock Option Plan. Glacier previously maintained a Directors’ Stock Option Plan (the “Director Plan”) for non-employee directors. The Director Plan expired in March 2009, and all stock options granted under the Director Plan have either been exercised or have expired; therefore there are no outstanding stock options under this plan.
Glacier’s 2005 Plan provides for the grant of equity awards to directors. Accordingly, Glacier determined not to renew the Director Plan when it expired and made grants from March 2009 to February 2015 under the 2005 Plan. As set forth in the 2014 Director Compensation Table above, stock awards were awarded to Glacier’s non-employee directors in February 2014.
The 2005 Plan was approved by the Company’s Board on February 23, 2005 and the Company’s shareholders on April 27, 2005. The term of the plan was 10 years from its effective date, which was the date the plan was approved by the Board.
Due to the expiration of the 2005 Plan, the Company’s Board reviewed and approved two incentive plans in March 2015. At the 2015 Annual Meeting, shareholders will be asked to approve the 2015 Equity Plan and the 2015 Incentive Plan. A copy of the 2015 Equity Plan is set forth in full in Appendix A to this Proxy Statement, and the description of the 2015 Equity Plan, which is qualified in its entirety by reference to Appendix A, may be found below in the section entitled “Summary of the 2015 Equity Plan.” Similarly, a copy of the 2015 Incentive Plan is set forth in full in Appendix B to this Proxy Statement, and the description of the 2015 Incentive Plan, which is qualified in its entirety by reference to Appendix B, may be found below in the section entitled “Summary of the 2015 Incentive Plan.”
Compensation Committee Interlocks and Insider Participation

During 2014, our Compensation Committee consisted of all of Glacier’s independent directors. During 2014, none of our executive officers served on the compensation committee (or equivalent body) or board of directors of another entity whose executive officers served on the Compensation Committee of the Board.
Report of Compensation Committee
The Compensation Committee of the board of directors makes the following report which, notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, will not be incorporated by reference into any such filings and will not otherwise be deemed to be proxy soliciting materials or to be filed under such Acts.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) as required by Item 402(b) of Regulation S-K with management, and, based on that review and those discussions, the Compensation Committee recommended to the Board that the CD&A be included as part of this Proxy Statement and 2014 Annual Report on Form 10-K.
Compensation Committee Members

◆ Allen J. Fetscher (Chairperson) ◆ Sherry L. Cladouhos ◆ James M. English ◆
◆ Annie M. Goodwin ◆ Dallas I. Herron ◆ Craig A. Langel ◆
◆ Douglas J. McBride ◆ John W. Murdoch ◆

PROPOSAL NO. 2
APPROVAL OF 2015 STOCK INCENTIVE PLAN

The Board adopted the Glacier Bancorp, Inc. 2015 Equity Plan on March 13, 2015. The 2015 Equity Plan is subject to shareholder approval at this Annual Meeting. If approved, the 2015 Equity Plan will serve as successor to the Company’s expired 2005 Plan. Below is a summary of the principal provisions of the 2015 Equity Plan and its operation. A copy of the 2015 Equity Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the 2015 Equity Plan is qualified in its entirety by reference to Appendix A.
Purposes and Effects of the 2015 Equity Plan

The Company has historically maintained a stock option plan for the benefit of our employees and directors. The Board believes that stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to our success, to encourage ownership of our common stock by employees and directors, and to promote our success by providing both rewards for exceptional service and long-term incentives for future contributions to the Company.
The Board has adopted the 2015 Equity Plan as the vehicle for making future awards of stock-based incentive compensation to eligible employees, directors and consultants of the Company and its affiliates.
As noted above, the 2015 Equity Plan will serve as successor to the expired 2005 Plan. The 2005 Plan initially authorized the issuance of 2,500,000 shares. The 2005 Plan expired on February 23, 2015, and at the date of its expiration there remained 3,903,273 shares available for grant under the 2005 Plan, share amounts having been adjusted for applicable stock splits and stock dividends. If the 2015 Equity Plan is approved, any remaining options and equity awards under the 2005 Plan will remain outstanding until exercised or expired and will be governed by the terms of the 2005 Plan. However, no additional awards will be granted under the 2005 Plan since it has expired, and the 2015 Equity Plan will be used thereafter.
The 2015 Equity Plan provides for the grant of stock-based awards only. As discussed below under the section entitled “Purposes and Effects of the 2015 Incentive Plan,” the Board has determined to establish a separate compensatory plan for granting cash-based awards.
Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of Company common stock present in person or by proxy at the Annual Meeting and voting on this proposal is required for approval of this proposal.
The Board unanimously recommends a vote FOR the approval of the 2015 Equity Plan.
Summary of the 2015 Equity Plan

Administration. The 2015 Equity Plan will be administered by a committee (the “Committee”), although the Board may act in lieu of the Committee on any matter. The 2015 Equity Plan requires that with respect to any decision involving an award intended to satisfy the requirements of Section 162(m), the Committee will consist of two or more directors who are “outside directors” within the meaning of Section 162(m). With respect to any decision relating to an officer, director, or greater than 10%

shareholder within the meaning of Rule 16a-2 of the Exchange Act who are required to file reports pursuant to Rule 16a-3 of the Exchange Act, the Committee will consist of two or more directors who are disinterested within the meaning of Rule 16b-3.
Eligibility. Directors, officers, employees and consultants of the Company and its affiliates may be granted awards, although only employees may receive stock options classified as “incentive stock options.”
Stock Available for Issuance Under the 2015 Equity Plan. A maximum of 2,500,000 shares of common stock may be made the subject of awards under the 2015 Equity Plan. No person may be granted awards with respect to more than 50,000 shares of common stock in a calendar year, and the maximum number of shares subject to all awards to any non-employee director in a calendar year is 5,500 shares. These share numbers may be adjusted in the event of certain changes in the capitalization of the Company. The closing bid price of common stock as reported on the NASDAQ Global Select Market as of the Record Date was $24.41 per share.
The 2,500,000 shares that will be authorized for issuance under the 2015 Equity Plan represent a percentage of approximately 3.31% of outstanding shares as of the Record Date.
Repricing or Repurchase of Options and Share Appreciation Rights. Without the prior approval of the Company’s shareholders, outstanding options and share appreciation rights may not be repriced, replaced with any other awards, regranted through cancellation or regranted by lowering the exercise price of a previously granted option or share appreciation right, nor will any outstanding underwater options or share appreciation rights be purchased for cash.
Description of Awards Under the 2015 Equity Plan. The Committee may award to eligible participants incentive stock options (“ISOs”), non-qualified stock options (“non-ISOs”), restricted shares, restricted share units, unrestricted shares, and share appreciation rights (“SARs”). Under the 2015 Plan, the grant of any of these types of awards is referred to as an “Award.” The forms of such Awards are summarized below.
Options. Options granted under the 2015 Equity Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs, but ISO treatment is not available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).
SARs. A SAR generally permits a participant who receives it to receive, upon exercise, shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on exercise to a percentage, not exceeding 100%, of the excess value.
Exercise Price for Options and SARs. The per-share purchase price under each option or SAR granted will be established by the Committee at the time the Award is granted. However, the per-share purchase price for non-ISOs may not be less than 100% of the fair market value (generally, the current price reflected in trading on the NASDAQ Global Select Market, which is our principal trading market) of a share of common stock on the date the Award is granted. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the Award for participants who own more than 10% of our shares on the grant date. For ISOs granted to other participants and for options intended to be exempt from Section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying shares on the grant date.
Exercise of Options and SARs. Each option granted pursuant to the 2015 Equity Plan will be for a term determined by the Committee; however, no option will be exercisable sooner than one year nor more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares). To the extent exercisable in accordance with the Award agreement (the “Award Agreement”) granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Committee approves.
Subject to the terms of the Award Agreement evidencing an option grant, the option may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without Cause (as defined in the 2015 Equity Plan), but in no case later than the termination date of the option. Forfeiture occurs on termination for Cause. The Award Agreement may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for Award under the Plan, regardless of the number of exercise gain shares issued upon settlement of the SARs.
Restricted Shares, Restricted Share Units and Unrestricted Shares. Under the 2015 Equity Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares after certain vesting requirements are met, and may grant unrestricted shares as to which the participant’s interest is immediately vested. For restricted Awards, the 2015 Equity Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such Awards become vested.
Whenever shares are released pursuant to these Awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s shareholders received between the date of the grant of the Award and the issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s shareholders during the same period. However, no cash or stock dividend will be payable to the participant with respect to any restricted shares, or shares underlying restricted share units, unless and until such restricted shares and/or shares underlying restricted share units have vested in accordance with the terms and conditions of the 2015 Equity Plan and the applicable Award Agreement. Cash dividends may accrue interest, in the discretion of the Committee, from their payment date to the Company’s shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.
Performance Awards. The 2015 Equity Plan authorizes the Committee to grant performance-based Awards in the form of performance units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Section 162(m) limitations. The maximum number of shares that any participant may receive for any one calendar year (of both performance-based Awards and any other Awards granted under the 2015 Equity Plan) is 50,000 shares. The Committee decides the length of performance periods, but for Performance Compensation Awards, the performance period may not be less than one fiscal year of the Company.

With respect to performance-based Awards that are designated as Performance Compensation Awards, the 2015 Equity Plan requires that the Committee specify in writing the performance period to which the Award relates and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Section 162(m).
Under the 2015 Equity Plan, the possible performance measures for Performance Compensation Awards include one or more of the following, selected by the Committee to measure Company, affiliate or business-unit performance for a performance period, whether in absolute or relative terms (including terms relative to a peer group or index): basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per-share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.
Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.
Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the 2015 Equity Plan but as to which no Awards have yet been granted or that have been returned to the 2015 Equity Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the 2015 Equity Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the 2015 Equity Plan. Notwithstanding the foregoing, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement Award of a different type.
In the event of a Change in Control (as defined in the 2015 Equity Plan), the 2015 Equity Plan generally provides for a “double trigger” vesting of outstanding Awards. Such Awards will vest upon an

“Involuntary Termination” (as defined in the 2015 Equity Plan) of the participant during the two-year period following the Change in Control. In the case of an Award other than a Performance Award, all forfeiture conditions and other restrictions will lapse, and the Award will be fully payable as of the participant’s Involuntary Termination. In the case of a Performance Award, the Award for any performance period that was in effect at the time of the participant’s Involuntary Termination will be deemed earned pro rata based on the portion of the performance period completed as of the date of the participant’s Involuntary Termination, calculated as to such performance period assuming that any performance formula will have been achieved for the entire performance period, and any Award for any performance period that was completed as of the date of the participant’s Involuntary Termination will be deemed earned based on actual performance for such period. If, in connection with a Change in Control, an Award would be cancelled, otherwise cease to be outstanding, or not assumed by any successor as a result of the Change in Control, the vesting provisions described above will apply as of the date of the Change in Control, without regard to whether the participant terminates employment in connection with the Change in Control.
Term of the 2015 Equity Plan; Amendments or Termination. The Board has the power to terminate, amend, alter, suspend, or discontinue the 2015 Equity Plan at any time. If the Board does not take action to earlier terminate the 2015 Equity Plan, it will terminate on March 13, 2025. Certain amendments may require the approval of the Company’s shareholders. No amendment, suspension, or termination of the 2015 Equity Plan may materially and adversely affect previously granted Awards without the written consent of the holders of those Awards unless the change relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or the change is otherwise mutually agreed between the participant and the Committee.
Section 162(m)

The Board believes that it is in the best interests of the Company and its shareholders to provide for an equity incentive plan under which compensation Awards made to the Company’s executive officers can qualify for deductibility by the Company for federal income tax purposes, although the Company is not precluded in its discretion from granting Awards in a manner that is not wholly or partially deductible. The 2015 Equity Plan has been structured so that Awards granted under it can satisfy the requirements of “performance-based” compensation within the meaning of Section 162(m). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to the Company’s chief executive officer or any of the Company’s three other most highly compensated executive officers (other than the chief financial officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation under Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s shareholders. For purposes of Section 162(m), the material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) the maximum amount of compensation that can be paid annually to an employee under the performance goal. With respect to Awards under the 2015 Equity Plan, each of these aspects is discussed above, and shareholder approval of the 2015 Equity Plan will be deemed to constitute approval of each of these aspects of the 2015 Equity Plan for purposes of the approval requirements of Section 162(m).
Expected Federal Income Tax Consequences

The following is a general discussion of certain U.S. federal income tax consequences relating to Awards granted under the 2015 Equity Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.
Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant’s overall compensation being reasonable and subject to the discussion below with respect to Section 162(m)). For participants, the expected U.S. tax consequences of Awards are as follows:
Non-ISOs. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.
ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.
Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.
Restricted Shares, Restricted Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, or performance Awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance Awards and Awards of unrestricted shares.
Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code, the participant may be subject to a 20% excise tax, and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of

Section 162(m) in certain circumstances. The 2015 Equity Plan is designed to permit Awards that qualify as performance-based compensation for this purpose.
PROPOSAL NO. 3
APPROVAL OF 2015 SHORT TERM INCENTIVE PLAN

The Board adopted the Glacier Bancorp, Inc. 2015 Incentive Plan on March 13, 2015. The 2015 Incentive Plan is subject to shareholder approval at this Annual Meeting. Below is a summary of the principal provisions of the 2015 Incentive Plan and its operation. A copy of the 2015 Incentive Plan is set forth in full in Appendix B to this Proxy Statement, and the following description of the 2015 Incentive Plan is qualified in its entirety by reference to Appendix B.
Purposes and Effects of the 2015 Incentive Plan

The Company has maintained an annual cash incentive award program as part of our overall compensation structure since 2012, when we adopted and implemented such program for our executive officers following the recommendation of our outside compensation consultant. The annual cash award program is designed to motivate executives to attain superior annual performance in key areas that we believe create long-term value for the Company and our shareholders.
The Company’s expired 2005 Plan provided for the granting of cash-based performance compensation awards, although the Company has not utilized this feature of the 2005 Plan in making awards under its annual cash incentive award program. The 2015 Incentive Plan is designed, among other purposes, to allow for annual cash incentive awards to executive officers, such as those made since the adoption of our annual cash incentive award program in effect since 2012, pursuant to a compensatory plan that meets the requirements of Section 162(m). The Board has determined to establish the 2015 Incentive Plan as a separate compensatory plan, rather than including cash awards as a part of the 2015 Equity Plan.
Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of Company common stock present in person or by proxy at the Annual Meeting and voting on this proposal is required for the approval of this proposal.
The Board unanimously recommends a vote FOR the approval of the 2015 Incentive Plan.
Summary of the 2015 Incentive Plan

Administration. The 2015 Incentive Plan will be administered by a committee (the “Incentive Plan Committee”), although the Board may act in lieu of the Incentive Plan Committee on any matter. The 2015 Incentive Plan requires that with respect to any decision involving an award intended to satisfy the requirements of Section 162(m), the Incentive Plan Committee will consist of two or more directors who are “outside directors” within the meaning of Section 162(m).
Eligibility. Directors, officers, consultants and employees of the Company and its affiliates may be granted cash-based awards (“Awards”) under the 2015 Incentive Plan.
Maximum Awards Under the 2015 Incentive Plan. The maximum Award payable to a participant under the 2015 Incentive Plan is $1,000,000 per calendar year.

Description of Awards Under the 2015 Incentive Plan. Awards under the 2015 Incentive Plan are limited to cash-based Awards. No equity-based Awards are permitted under the 2015 Incentive Plan.
Performance Awards. The 2015 Incentive Plan authorizes the Incentive Plan Committee to grant performance-based cash Awards in the form of performance units that the Incentive Plan Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Section 162(m) limitations. The maximum cash payable to any one participant for any one calendar year (of both performance-based Awards and any other Awards granted under the 2015 Incentive Plan) is $1,000,000. The Incentive Plan Committee decides the length of performance periods, but with respect to Performance Compensation Awards, the performance period may not be less than one fiscal year of the Company.
With respect to performance-based Awards that are designated as Performance Compensation Awards, the 2015 Incentive Plan requires that the Incentive Plan Committee specify in writing the performance period to which the Award relates and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Section 162(m).
Under the 2015 Incentive Plan, the possible performance measures for Performance Compensation Awards include one or more of the following, selected by the Incentive Plan Committee to measure Company, affiliate or business-unit performance for a performance period, whether in absolute or relative terms (including terms relative to a peer group or index): basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per-share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Incentive Plan Committee) and, if so determined by the Incentive Plan Committee, and in the case of a Performance Compensation Award, to the extent permitted under Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.
Certain Corporate Transactions. In the event of a Change in Control (as defined in the 2015 Incentive Plan), the 2015 Incentive Plan generally provides for a “double trigger” vesting of Awards. Such Awards will vest upon an “Involuntary Termination” (as defined in the 2015 Incentive Plan) of the participant during the two-year period following the Change in Control. In the case of an Award other than a Performance Award, all conditions will lapse and the Award will be fully payable as of the participant’s Involuntary Termination. In the case of a Performance Award, the Award for any performance period that was in effect at the time of the participant’s Involuntary Termination will be deemed earned pro rata based on the portion of the performance period completed as of the date of the participant’s Involuntary Termination, calculated as to such performance period assuming that any performance formula will have been achieved for the entire performance period, and any Award for any performance period that was completed as of the date of the participant’s Involuntary Termination will be deemed earned based on actual performance for such period. If, in connection with a Change in Control, an Award would be cancelled, otherwise cease to be outstanding, or not assumed by any successor as a result of the Change in Control, the vesting provisions described above will apply as of the date of the Change in Control, without regard to whether the participant terminates employment in connection with the Change in Control.
Term of the 2015 Incentive Plan; Amendments or Termination. The Board has the power to terminate, amend, alter, suspend, or discontinue the 2015 Incentive Plan at any time. If the Board does not take action to earlier terminate the 2015 Incentive Plan, it will terminate on March 13, 2025. Certain amendments may require the approval of the Company’s shareholders. No amendment, suspension, or termination of the 2015 Incentive Plan may materially and adversely affect Awards that previously had been granted without the written consent of the holders of those Awards unless it is mutually agreed between the participant and the Incentive Plan Committee.
Section 162(m)

As is the case regarding the Company’s 2015 Equity Plan discussed above under the section entitled “Proposal No. 2 - Approval of 2015 Stock Incentive Plan,” the Board believes that it is in the best interests of the Company and its shareholders to provide for a cash-based short term incentive plan under which Awards made to the Company’s executive officers can qualify for deductibility by the Company for federal income tax purposes, although the Company is not precluded in its discretion from granting Awards in a manner that is not wholly or partially deductible. The 2015 Incentive Plan has been structured so that Awards granted under it can satisfy the requirements of “performance-based” compensation within the meaning of Section 162(m). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to the Company’s chief executive officer or any of the Company’s three other most highly compensated executive officers (other than the chief financial officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation under Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s shareholders. For purposes of Section 162(m), the material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) the maximum amount of compensation that can be paid annually to an employee under the performance goal. With respect to Awards under the 2015 Incentive Plan, each of these aspects is discussed above, and shareholder approval of the 2015 Incentive Plan will be deemed to constitute approval of each of these aspects of the 2015 Incentive Plan for purposes of the approval requirements of Section 162(m).
Expected Federal Income Tax Consequences

Persons receiving cash-based incentive Awards under the 2015 Incentive Plan are solely responsible and liable for all taxes and penalties that may arise in connection with Awards. The 2015 Incentive Plan grants the Company the right to withhold from any Award, any federal, state or local income or payroll taxes required by law to be withheld and to take any other action as the Incentive Plan Committee may deem advisable to enable the Company and participants under the 2015 Incentive Plan to satisfy obligations for the payment of withholding taxes and other tax obligations relating to an Award.

PROPOSAL NO. 4
ADVISORY (NON-BINDING) VOTE
ON EXECUTIVE COMPENSATION

At the 2011 annual meeting, shareholders voted on an advisory (non-binding) basis on the frequency of shareholder voting on executive compensation. The federal law requiring this advisory Say-on-Pay vote also requires that shareholders be asked to vote on the frequency of Say-on-Pay votes. Pursuant to this new law, which is set forth in Section 14A of the Exchange Act, the advisory vote regarding the frequency of Say-on-Pay votes must be held at least once every six years, so we anticipate the advisory vote on the frequency of advisory Say-on-Pay votes will again be held in 2017.
As recommended by the Board, in 2011, our shareholders approved that an advisory (non-binding) vote on executive compensation should occur on an annual basis. Accordingly, we are providing you the opportunity, as a shareholder, to endorse or not endorse our executive pay program through the following non-binding resolution:
“Resolved, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED.”
We invite you to consider the details of our executive compensation provided under the section entitled “Compensation Discussion and Analysis” in this Proxy Statement. That section provides you with information about the structure of our executive compensation program and the objectives that our compensation program is intended to achieve.
Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee values the opinions that our shareholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements.
The proposal to approve the advisory (non-binding) vote on executive compensation requires the affirmative vote FOR by a majority of the shares present and voting on this matter.
The Board unanimously recommends a vote FOR approval of the compensation of Glacier’s Named Executive Officers as described in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative discussion in this Proxy Statement.
AUDITORS

Fees Paid to Independent Registered Public Accounting Firm
BKD, LLP was selected by the Company to serve as the Company’s independent public accountants for the 2014 fiscal year, and the shareholders of the Company ratified the selection at the 2014 annual meeting of shareholders in April 2014. The Company has selected BKD, LLP to serve as the Company’s independent public accountants for the 2015 fiscal year, and the shareholders of the Company are being asked to ratify the selection at the 2015 Annual Meeting.
Representatives of BKD, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Audit Fees. Consists of fees billed to Glacier for professional services rendered by BKD, LLP in connection with the audits of the Company’s financial statements, the effectiveness of internal controls over financial accounting, the reviews of financial statements included in Glacier’s Forms 10-Q and Form 10-K, and the services to Glacier in connection with statutory or regulatory filings or engagements.
The following table sets forth the aggregate fees charged to Glacier by BKD, LLP for audit services rendered in connection with the audited consolidated financial statements and reports for the 2014 and 2013 fiscal years.

Fee Category	Fiscal 2014	% of Total	Fiscal 2013	% of Total
Audit Fees	$712,000	87.3%	$711,997	85.9%
Audit-Related Fees	103,925	12.7%	117,225	14.1%
Tax Fees	---	---	---	---
All Other Fees	---	---	---	---
Total Fees	$815,925	100.0%	$829,222	100.0%
Audit-Related Fees. Fees in both 2014 and 2013 include technical accounting research and consultation relating to acquisitions and implementation of new and revised accounting standards.
Tax Fees. There were no fees incurred for tax services for the fiscal years ended December 31, 2014 and 2013.
All Other Fees. There were no fees for services not included above for the fiscal years ended December 31, 2014 and 2013.
In considering the nature of the services provided by BKD, LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BKD, LLP and Company management to determine that the services are permitted under the rules and regulations concerning auditor independence promulgated by (i) the SEC to implement the Sarbanes Act and (ii) the American Institute of Certified Public Accountants.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The services performed by BKD, LLP in 2014 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that BKD, LLP may perform. The policy requires that, prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by BKD, LLP in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.
Services provided by BKD, LLP during the following year that were included in the Service List were pre-approved following the policies and procedures of the Audit Committee.
Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval, and services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman of the Audit Committee must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service provides appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from BKD, LLP when time is of the essence.
The Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.
Report of Audit Committee
The Audit Committee of the board of directors makes the following report which, notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, will not be incorporated by reference into any such filings and will not otherwise be deemed to be proxy soliciting materials or to be filed under such Acts.
The Board has determined that the current members of the Audit Committee meet the independence requirements as defined under the NASDAQ listing standards and that Craig A. Langel meets the “audit committee financial expert” qualifications, as defined by SEC rules.
Management has the primary responsibility for the financial statements and the reporting process of the Company, including the systems of internal controls. The Audit Committee is responsible for overseeing Glacier’s financial reporting processes on behalf of the Board.
The Audit Committee has met and held discussions with management and Glacier’s independent auditors. Management represented to the Audit Committee that Glacier’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
Our independent auditors also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.
Based on the Audit Committee’s review of the audited consolidated financial statements and the various discussions with management and the independent auditors noted above, the Audit Committee recommended that the Board include the audited consolidated financial statements in Glacier’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC.

Audit Committee Members
◆ Craig A. Langel (Chairperson) ◆ Sherry L. Cladouhos ◆ James M. English ◆
◆ Annie M. Goodwin ◆ Dallas I. Herron ◆
◆ Douglas J. McBride ◆ John W. Murdoch

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

BKD, LLP currently serves as our independent registered public accounting firm and conducted the audit of our financial statements for the fiscal years ended December 31, 2006 through December 31, 2014. The Audit Committee has appointed BKD, LLP to serve as Glacier’s independent registered public accounting firm to conduct an audit of the financial statements for fiscal year 2015.
Appointment of Glacier’s independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, upon the recommendation of the Audit Committee, the Board has determined to submit the selection of auditors to our shareholders for ratification. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider whether or not to retain BKD, LLP, and may retain BKD, LLP or another firm without re-submitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Glacier’s and its shareholders’ best interest.
Representatives of BKD, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.
The Board unanimously recommends a vote FOR the ratification of the appointment of BKD, LLP to serve as Glacier’s independent registered public accounting firm for the fiscal year ending December 31, 2015.
TRANSACTIONS WITH MANAGEMENT

Certain Transactions
Transactions between Glacier or its affiliates and related persons (including directors and executive officers of Glacier or their immediate family) must generally be approved by the Audit Committee (the “Audit Committee”) (or a comparable committee of independent disinterested directors), in accordance with the Statement of Policy with Respect to Related Person Transactions adopted by the Board. Under the policy, a transaction between a “related person” will be consummated only if (i) the designated committee, or a majority of the disinterested independent members of the Board, approves or ratifies such transaction in accordance with the guidelines set forth in the policy and (ii) the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.
During 2014, certain directors and executive officers (and their associates) of Glacier and Glacier Bank were customers of one or more of our bank divisions, and it is anticipated that such individuals will continue to be customers in the future. All transactions between Glacier Bank and its executive officers and directors (and their associates) were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lending bank, and, in the opinion of management, did not involve more than the normal risk of collectability or present other unfavorable features.
Accounting Fees Paid to Affiliate of Director

Everit A. Sliter, a retired director of Glacier whose term ended April 30, 2014, is a former partner in the public accounting firm of Jordahl & Sliter, and his son is a partner of the firm. During recent years, including 2014, Jordahl & Sliter assisted Glacier in certain accounting matters, including preparation of tax returns, calculation of estimated tax payments and year-end tax provision. Jordahl & Sliter was not involved in the preparation or review of the Company’s financial statements. The Company paid Jordahl & Sliter $159,925 for accounting services rendered during 2014. The Audit Committee approved the retention of Jordahl & Sliter and the payment of such fees.
OTHER BUSINESS
The Board knows of no other matters to be brought before the shareholders at the Annual Meeting. If other matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Shareholder Proposals
In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for next year’s annual meeting, the written proposal must be received by the Company no later than November 26, 2015 and should contain the information required under our Bylaws. Such proposals also need to comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. No shareholder proposal from the floor will be considered at the annual meeting. In addition, if we receive notice of a shareholder proposal after November 26, 2015, the persons named as proxies in such Proxy Statement and form of proxy will have discretionary authority to vote on such shareholder proposal.
Director Nominations
Glacier’s Bylaws provide for the nomination of director candidates by its shareholders. In order to recommend that the Nominating Committee consider a person for inclusion as a director nominee in the Company’s proxy statement for next year’s annual meeting, we must receive a recommendation no later than November 26, 2015. In addition, the notice of recommendation must meet all other requirements contained in our Bylaws. Such recommendation should be sent to the attention of the Secretary of the Company and should contain the following information: (a) the name and address of each proposed nominee and the number of shares of Glacier stock held by such nominee; (b) the principal occupation of each proposed nominee; (c) a description of any arrangements or understandings between the nominee and the nominating shareholder pursuant to which the nomination is being made; (d) your name and address; (e) the number of shares of Company stock you own; and (f) a consent of the nominee agreeing to the nomination. The presiding officer of the annual meeting may disregard your nomination if it does not contain the above information and otherwise does not meet the requirements set forth in our Bylaws.

Copy of Bylaw Provisions
You may contact Glacier’s Corporate Secretary for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.
ANNUAL REPORT TO SHAREHOLDERS

Any shareholder may obtain without charge a copy of our Annual Report and/or Form 10-K filed with the SEC under the Exchange Act for the year ended December 31, 2014, including financial statements. Written requests for the Annual Report and/or Form 10-K should be addressed to LeeAnn Wardinsky, Corporate Secretary, 49 Commons Loop, Kalispell, Montana 59901. The Annual Report and Form 10-K are also available at www.glacierbancorp.com.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

In some cases, only one copy of this Proxy Statement is being delivered to multiple shareholders who share an address (unless we have received contrary instructions from one or more of the shareholders). We will deliver promptly, upon written request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a shareholder may submit a written request to Glacier’s Corporate Secretary at the address above. A shareholder may also request these materials by calling (406) 756-4200. Additionally, any shareholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the Annual Report and who would rather receive a single copy of such materials may instruct us accordingly by directing their request to us in the manner provided above.

March 20, 2015	BY ORDER OF THE BOARD OF DIRECTORS
LeeAnn Wardinsky, Secretary

APPENDIX A
GLACIER BANCORP, INC.
2015 STOCK INCENTIVE PLAN
1.    Establishment, Purpose, and Types of Awards
Glacier Bancorp, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Glacier Bancorp, Inc. 2015 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees and directors of the Company and its Affiliates.
The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, cash compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.
2.    Defined Terms
Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.
3.    Shares Subject to the Plan
Subject to the provisions of Section 12 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 2,500,000 Shares. The Company shall not make additional awards under the Glacier Bancorp, Inc. 2005 Stock Incentive Plan. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.
Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Shares shall not again be available under this Section 3 to be made subject to an Award in the case of Shares that are (i) used to satisfy a withholding obligation of a Participant; (ii) tendered to the Company to pay the exercise price or consideration required to be paid with respect to an Award; or (iii) subject to a Stock Appreciation Right, to the extent the Stock Appreciation Right is exercised. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 12 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares issued pursuant to Awards, provided that any Shares that are issued under the Plan and forfeited back to the Plan shall be available for issuance pursuant to future ISO Awards.
4.    Administration
(a)    General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.
(b)    Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.
(c)    Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:
(i)to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;
(ii)to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;
(iii)to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;
(iv)to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and
(v)in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

2

(vi)to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.
Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.
(d)    Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.
(e)    No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.
5.    Eligibility
(a)    General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.
(b)    Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 9 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the

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Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.
(c)    Limits on Awards. The maximum number of Shares subject to all Awards granted to any one Participant (other than a non-employee director) in a calendar year is 50,000 Shares. The maximum number of Shares subject to all Awards granted to any non-employee director in a calendar year is 5,500 Shares. The Committee will adjust these limitations pursuant to Section 12 below.
(d)    Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options and/or SARs, without the prior approval of the Company’s shareholders such Options and/or SARs will not be repriced, replaced with any other Awards, regranted through cancellation or regranted by lowering the Exercise Price of a previously granted Option or SAR, nor will any outstanding underwater Options or SARs be purchased for cash.
6.    Option Awards
(a)    Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.
(b)    ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.
(c)    Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In

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the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.
(d)    Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.
(e)    Exercise of Option. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.
(f)    Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.
(g)    Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:
(i)    cash or check payable to the Company (in U.S. dollars);
(ii)    other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;
(iii)    a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the

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Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or
(iv)    any combination of the foregoing methods of payment.
The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.
(h)    Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.
The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:
(i)    Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.
(ii)    Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.
(iii)    Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.
(iv)    Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

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(v)    Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.
7.    Share Appreciation Rights (SARs)
(a)    Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, and shall evidence any grants in an Award Agreement that is delivered to the Participant, in any of the following forms:
(i)    SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.
(ii)    SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.
(iii)    Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.
(b)    Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share on the Grant Date. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in Sections 6(d)  and 6(j)  hereof.
(c)    Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the

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SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.
(d)    Effect on Available Shares. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon settlement of the SARs.
(e)    Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying -
(i)    the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by
(ii)    the number of Shares with respect to which the SAR has been exercised.
Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.
(f)    Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.
(g)    Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.
8.    Restricted Shares, Restricted Share Units, and Unrestricted Shares
(a)    Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence

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such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.
(b)    Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.
(c)    Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.
(d)    Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.
(e)    Dividends Payable on Vesting. Whenever Shares are released to a Participant under Section 8(d) above or under Section 9 below pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above or Section 9 below, such Participant shall receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued. No cash or stock dividend shall be payable to the Participant with respect to any Restricted Shares or Shares underlying Restricted Share Units unless and until such Restricted Shares and/or Shares underlying Restricted Share Units have vested in accordance with the terms and conditions of this Plan and the applicable Award Agreement.

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(f)    Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares.
9.    Performance Awards
(a)    Performance Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Awards to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.
(b)    Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Award, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).
A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. The terms of and Award Agreement may provide that partial achievement of the Performance Measure(s) may result in a payment or vesting based upon the degree of achievement. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable but in no event later than 2 ½ months following the end of the calendar year during which the Performance Period is completed.
(c)    Limitations on Awards. The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one calendar year shall not, together with any other Awards granted under this Plan as provided in Section 5(c), exceed 50,000 Shares. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will be credited as deferred cash compensation under a separate plan of the Company (provided in such case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the

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preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(m) of the Code.
(d)    Definitions.
(i)    “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.
(ii)    “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.
(iii)    “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.
10.    Taxes
(a)    General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares

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to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
(b)    Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.
(c)    Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 10, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).
(d)    Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.
(e)    Income Taxes and Deferred Compensation.
(i) Awards Deferrals. Other provisions of the Plan notwithstanding, to the extent that the terms of any Award held by a Participant who is subject to United States federal income tax requires or permits installment or deferred payment of such Award resulting in a "deferral of compensation" within the meaning of Code Section 409A and regulations thereunder (a "Section 409A Award"), such Section 409A Award shall be subject to the following additional terms and conditions:
(A) Deferral Elections. If a Participant is permitted to elect to defer an Award or any payment under an Award, such election must be in writing (on a form acceptable to the Committee) and must be received by the Company by the following election deadlines:
(1) Awards Subject to a Substantial Risk of Forfeiture. In the case of an Award that is subject to forfeiture unless the Participant continues to provide services for a period of at least twelve (12) months after the date of grant, the deferral election must be received by the Company no later than the thirtieth (30th) day after the date of grant, provided that the election is made at least twelve (12) months before the earliest date at which the Award will no longer be subject to forfeiture.
(2) Performance Awards. In the case of a Performance Award, the deferral election must be received by the Company no later than six (6) months before the end of the applicable Performance Period, provided that (i) the Participant was employed continuously from the later of the first day of the Performance Period or the date on which the Performance Measure was established through the date of election, (ii) the election to defer is made before such compensation

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has become readily ascertainable (i.e., substantially certain to be paid), and (iii) the Performance Period is at least twelve (12) months in length and the Performance Measure was established within ninety (90) days after commencement of the Performance Period.
(3) All Other Awards. In the case of all other Awards for which the Committee permits the Participant to make deferral elections, the deferral election must be received by the Company no later than December 31 of the calendar year prior to the calendar year that includes the date of grant.
(B) Required Deferrals. In the event that the Committee determines that the payment of an Award shall be automatically deferred, without providing the Participant with the opportunity to elect the time and form of such payment, the Committee must set forth the time and form of payment of the Award in the Award Agreement or a related document no later than the later of (i) the date of grant or (ii) the date by which the Participant would have been required to submit his or her deferral election under Section 10(e)(i)(A) above had the Committee permitted such Participant to make such election.
(C) Deferral Accounts. The Company will establish and maintain a a hypothetical bookkeeping account established and maintained by the Company on behalf of a Participant to track the Participant’s Section 409A Award deferrals (a “Deferral Account”) in the name of each Participant whose payment of a Section 409A Award has been deferred in accordance with this Section 10(e)(i). Section 409A Award deferrals shall be credited to the Deferral Account as of the date that the underlying Award would otherwise have been paid if such payment had not been deferred. Awards that were otherwise payable in cash will be credited to the Deferral Account as an equivalent amount of cash and Awards that were otherwise payable in shares of Stock will be credited to the Deferral Account as an equivalent number of shares of stock.
(D) Distribution of Section 409A Award Deferrals. Except as provided in Section 10(e)(i)(F) hereof, no Section 409A Award shall be distributable to a Participant (or his or her Beneficiary) except upon the occurrence of one of the following dates or events (or a date related to the occurrence of one of the following dates or events), which must be specified either in the applicable Award Agreement or related document, or in the written deferral election submitted by the Participant in respect of such Section 409A Award:
(1) Specified Time. A specified time or a fixed schedule;
(2) Separation from Service. The Participant's Separation from Service; provided, however, that if the Participant is a Section 409A Specified Employee as of the date of his or her Separation from Service and any of the Company's Stock is publicly traded on an established securities market or otherwise, the Company shall withhold payment of any Section 409A Award deferral that becomes payable to such Section 409A Specified Employee on account of his or her Separation from Service until the first day of the seventh (7th) month following such Separation from Service or, if earlier, the date of his or her death. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the six-month delay period;
(3) Death. The death of the Participant. Unless a specific time otherwise is stated for payment of a Section 409A Award deferral upon death, such payment shall occur during the calendar year in which falls the thirtieth (30th) day after death;

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(4) Disability. The date the Participant becomes Disabled within the meaning of Treasury Regulations Section 1.409A-3(i)(4); and
(5) Change in Control. The occurrence of a Change in Control.
(E) Changes in Distribution Terms. The Committee may, in its discretion, require or permit on an elective basis a change in the time and/or form of payment of Section 409A Awards after the dates specified in Sections 10(e)(i)(A) and (B) above, subject to the following conditions, which may not be waived by the Committee:
(1) Such election or Committee determination must in writing and must be made, if at all, no less than twelve (12) months prior to the originally scheduled payment date set out in the applicable Award Agreement or the Participant's most recent payment election;
(2) Such election or Committee determination shall not be valid and take effect until at least twelve (12) months after the date on which the election or determination is made; and
(3) Except with respect to an election to receive payment upon Disability, death or an Unforeseeable Emergency, the first scheduled payment must be deferred pursuant to the election for a period of at least five (5) years from the original payment date set out in the applicable Award Agreement or the Participant's most recent payment election.
(F) No Acceleration. The distribution of a Section 409A Award deferral may not be accelerated prior to the time specified in accordance with Section 10(e)(i)(D) hereof, except in the case of one of the following events:
(1) Unforeseeable Emergency. The Committee may permit accelerated payment of a Section 409A Award deferral upon the occurrence of a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, and otherwise meeting the definition set forth in Treasury Regulation Section 1.409A-3(i)(3) (an “Unforeseeable Emergency”), but only if the net amount payable upon such settlement does not exceed the amounts necessary to relieve such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the settlement, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation from insurance or otherwise or by liquidation of the Participant's other assets (to the extent such liquidation would not itself cause severe financial hardship), or by cessation of Section 409A Award deferrals under the Plan. Upon a finding that an Unforeseeable Emergency has occurred with respect to a Participant, any election by the Participant to defer payment of an Award that will be earned and vested in whole or part in connection with services performed during the year in which the Unforeseeable Emergency occurred or is found to continue will be immediately cancelled, as provided in Treasury Regulation Section 1.409A-3(j)(4)(viii).
(2) Domestic Relations Order. The Committee may permit accelerated payment of a Section 409A Award deferral to the extent necessary to comply with the terms of a domestic relations order (as defined in Code Section 414(p)(1)(B) of the Code), as provided in Treasury Regulation Section 1.409A-3(j)(4)(ii).

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(3) Conflicts of Interest. The Committee may permit accelerated payment of a Section 409A Award deferral to the extent necessary to comply with a Federal, state, local or foreign ethics law or conflict of interest law, as provided in Treasury Regulation Section 1.409A-3(j)(4)(iii)(B).
(4) Payment of Employment Taxes. The Committee may permit accelerated payment of a Section 409A Award deferral to the extent necessary to enable the Participant to satisfy applicable federal employment tax obligations, as provided in Treasury Regulation Section 1.409A-3(j)(4)(iv).
(5) Other Permitted Accelerations. The Committee may exercise the discretionary right to accelerate the vesting of any unvested Award deemed to be a Section 409A Award upon a Change in Control, as defined in Section 10(e)(i)(D)(5), or to terminate the Plan upon or within twelve (12) months after such Change in Control and make distributions to the extent permitted under Treasury Regulation Section 1.409A-3(j)(4)(ix), or accelerate payment of any Section 409A Award deferral in any other circumstance permitted under Treasury Regulation Section 1.409A-3(j)(4).
(G) Timing of Distributions. Except as otherwise provided in Section 10(e)(i)(D)(3) with respect to Section 409A Award deferrals that become payable on account of a Participant's death, unless the applicable Award Agreement or related document, or written deferral election submitted by the Participant in respect of such Section 409A Award provides a specific date following any of the other permissible payment events set out in Section 10(e)(i)(D) upon which payment of a Section 409A Award deferral shall be made or commence, such payment shall be made or commence within sixty (60) days after the occurrence of the applicable payment event; provided, however, that where such sixty (60) day period begins and ends in different tax years, the Participant shall have no right to designate the tax year in which payment will be made (other than pursuant to an election that satisfies the requirements of Section 10(e)(i)(E)).
(ii) Distributions upon Vesting. In the case of any Award providing for a distribution upon the lapse of a risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than March 15 of the year following the year in which the risk of forfeiture lapsed, and if a determination is to be made promptly following the end of a Performance Period (as in the case of Performance Awards), then the determination of the level of achievement of the applicable Performance Measures and the distribution shall be made between January 1 and March 15 of the year following the end of such Performance Period. In all cases, the Participant shall have no right to designate the tax year in which distribution will be made (other than pursuant to an election that satisfies the requirements of Section 10(e)(i)(E)).
(iii) Limitation on Adjustments. Any adjustment under Section 12(a) shall be implemented in a way that complies with applicable requirements under Code Section 409A so that Options or SARs do not, due to the adjustment, become Section 409A Awards, and otherwise so that no adverse consequences under Code Section 409A result to Participants.
(iv) Release or Other Separation Agreement. If the Company requires a Participant to execute a release, non-competition, or other agreement as a condition to receipt of a payment upon or following a Separation from Service, the Company will supply to the Participant a form of such

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release or other document not later than the date of the Participant's Separation from Service, which must be returned within the time period required by law and must not be revoked by the Participant within the applicable time period in order for a Participant to satisfy any such condition. If any amount payable during a fixed period following Separation from Service is subject to such a requirement and the fixed period would begin in one tax year and end in the next, the Company, in determining the time of payment of any such amount, will not be influenced by the timing of any action of the Participant, including execution of such a release or other document and expiration of any revocation period. In particular, the Company will be entitled in its discretion to deposit any such payment in escrow during either tax year comprising such fixed period, so that such deposited amount is constructively received and taxable income to the Participant upon deposit, but with distribution from such escrow remaining subject to the Participant's execution and non-revocation of such release or other document.
(v) Special Disability Provision. In case of a Disability of a Participant, for any Award or portion thereof that constitutes either a short-term deferral for purposes of Code Section 409A or a Section 409A Award deferral, the Company shall determine whether the Participant's circumstances are such that the Participant will not return to service, in which case such Disability will be treated as a Separation from Service for purposes of determining the time of payment of such Award or portion thereof then subject only to service-based vesting. In each case, the Participant shall be accorded the benefit of vesting that would result in the case of Disability in the absence of this provision, so that the operation of this provision, intended to comply with Code Section 409A, will not disadvantage the Participant. The Company's determination hereunder will be made initially within thirty (30) days after the Disability and each March and December thereafter.
(vi) Scope and Application of this Provision. For purposes of this Section 10(e), references to a term or event (including any authority or right of the Company or a Participant) being "permitted" under Code Section 409A mean that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the Section 409A Award deferral prior to the distribution of cash, shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.
(vii) Tax Liability. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.
(f)    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option (a ”Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of Shares.
11.    Non-Transferability of Awards
(a)    General. Except as set forth in this Section 11, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a

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beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 11.
(b)    Limited Transferability Rights. Notwithstanding anything else in this Section 11, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
12.    Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
(a)    Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any award.
(b)    Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.
(c)    Change in Control. In the event that there occurs a Change in Control, if the Participant’s employment with the Company, its Affiliates, or any Successor Corporation or parent or subsidiary of such successor corporation terminates in an event constituting an “Involuntary Termination” during the two-year period following the Change in Control, the following shall apply to Participant’s Awards (including Awards assumed or substituted by a Successor Corporation) upon such Involuntary Termination, unless otherwise provided by the Committee in the Award Agreement:

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(i)In the case of an Award other than a Performance Award, all forfeiture conditions and other restrictions applicable to such Award shall lapse and such Award shall be fully payable as of the Participant’s Involuntary Termination, and any Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable as of the date of the Participant’s Involuntary Termination, and, subject to Section 12(c)(iii) below and all deferral of settlement and similar restrictions applicable to such Award shall lapse, and such Award shall be fully payable as of the time of such Involuntary Termination without regard to deferral conditions.
(ii)In the case of a Performance Award, the Award (or award opportunity relating thereto) for any Performance Period that was in effect at the time of the Participant’s Involuntary Termination shall be deemed earned pro rata based on the portion of the Performance Period completed as of the date of the Participant’s Involuntary Termination, calculated as to such Performance Period assuming that any Performance Formula will have been achieved (for the entire Performance Period), and any Award (or award opportunity relating thereto) for any Performance Period that was completed as of the date of the Participant’s Involuntary Termination shall be deemed earned based on actual performance for such period. Notwithstanding the foregoing, any additional forfeiture restrictions in the nature of a “clawback” applicable to the Performance Award will continue to apply to any payment under this Section 12(c)(ii). Any distribution hereunder shall be subject to Section 12(c)(iii) below.
(iii)Notwithstanding the foregoing, in the case of any Section 409A Award, nothing in the foregoing shall cause an acceleration of payment or a further deferral of payment in violation of Code Section 409A or provide for payment upon a changes in control that does not satisfy the definition of a change in control even for purposes of Code Section 409A and the payment terms applicable to such Award prior to the foregoing changes shall continue to apply (unless a change in payment timing is permitted under Code Section 409A) but the foregoing provisions shall apply to purposes of determining the Award holder’s vested interest in the Award. Further, if any amounts that become due under this Section 12(c) on account of the Involuntary Termination of a Participant constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, payment of such amounts shall not commence until the Participant incurs a Separation from Service. If, at the time of the Participant’s Separation from Service, the Participant is a Specified Employee, any amount that constitutes “nonqualified deferred compensation” within the meaning of Code Section 409A that becomes payable to the Participant in account of the Participant’s Separation from Service (including any amounts payable pursuant to the preceding sentence) will not be paid until after the end of the sixth calendar month beginning after the Participant’s Separation from Service (the “409A Suspension Period”).
(iv)Awards subject to accelerated vesting and/or settlement under this Section 12(c) may be settled in cash, if and to the extent authorized by the Committee.

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(v)If, in connection with the Change in Control, the Award would be cancelled, otherwise cease to be outstanding, or not assumed by any successor as a result of the Change in Control, the foregoing provisions shall apply as of the date of the Change in Control without regard to whether the holder terminates employment in connection with the Change in Control.
The Company and any successor that has assumed an Award in connection with a Change in Control must acknowledge and agree to be bound by the provisions hereof during the two-year period following the Change in Control in a legally binding agreement with the Participant.
(d)    Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.
13.    Time of Granting Awards.
The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.
14.    Modification of Awards and Substitution of Options.
(a)    Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. Any modification, cancellation or substitution of an Option or an SAR shall be subject to the provisions of Section 5(d) above. No modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.
(b)    Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

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15.    Term of Plan.
The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 19 below, unless the Plan is sooner terminated under Section 16 below.
16.    Amendment and Termination of the Plan.
(a)    Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.
(b)    Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 12 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
(c)    Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.
17.    Conditions Upon Issuance of Shares.
Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.
18.    Reservation of Shares.
The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
19.    Effective Date.
This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

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20.    Controlling Law.
All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Montana, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.
21.    Laws And Regulations.
(a)    U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.
(b)    Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.
22.    No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.
23.    No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

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Glacier Bancorp, Inc.
2015 Stock Incentive Plan
__________

Appendix A: Definitions
__________

As used in the Plan, the following definitions shall apply:
“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.
“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.
“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.
“Board” means the Board of Directors of the Company.
“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.
The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.
“Change in Control” means a change “in the ownership or effective control” or “in the ownership of a substantial portion of the assets” of the Company, within the meaning of Treasury Reg. Section 1.409A-3(i)(5).
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.
“Company” means Glacier Bancorp, Inc., a Montana corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.
“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.
“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.
“Deferral Account” shall have the meaning specified in Section 10(e)(i)(C).
“Director” means a member of the Board, or a member of the board of directors of an Affiliate.
“Disabled” means a condition under which a Participant --
(a)    is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b)    is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.
“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.
“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.
“Grant Date” has the meaning set forth in Section 13 of the Plan.
“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.
“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.
“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.
“Performance Awards” mean Performance Awards granted pursuant to Section 9(a) of the Plan, which may be paid in Shares, Restricted Shares, Restricted Share Units, Unrestricted Shares, Share Appreciation Rights or Options as the Committee in its sole discretion shall determine.
“Performance Compensation Awards” mean Awards granted pursuant to Section 9(b) of the Plan, which may be paid in Shares, Restricted Shares, Restricted Shares Units, Unrestricted Shares, Share Appreciation Rights or Options as the Committee in its sole discretion shall determine.
“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.
“Plan” means this Glacier Bancorp, Inc. 2015 Stock Incentive Plan.
“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.
“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.
“Section 409A Award” shall have the meaning specified in Section 10(e)(i).
“Section 409A Specified Employee” means a “specified employee,” within the meaning of Code Section 409A(a)(2)(B)(i) and Treasury Regulation Section 1.409A-1(i), as determined by the Committee or its designee. For purposes of a distribution to which the requirements of Section 10(e)(D)(2) apply, the status of a Participant as a Section 409A Specified Employee will be determined annually under the Company’s administrative procedure for such determination for purposes of all plans subject to Code Section 409A.
“Separation from Service” means the date of cessation of a Participant’s employment or service relationship with the Company or Affiliate determined in accordance with Code Section 409A(a)(2)(A)(i) and Treasury Regulation Section 1.409A-1(h).
“Share” means a share of common stock of the Company, as adjusted in accordance with Section 12 of the Plan.

“Ten Percent Holder” means a person who owns (or is deemed to own within the meaning of Section 424(d)) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.
“Unforeseeable Emergency” shall have the meaning specified in Section 10(e)(i)(F)(1).
“Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

APPENDIX B
Glacier Bancorp, Inc.
2015 SHORT TERM INCENTIVE PLAN

1.	Establishment, Purpose, and Types of Awards
Glacier Bancorp, Inc. (the “Company”) hereby establishes this cash-based incentive compensation plan to be known as the “Glacier Bancorp, Inc. 2015 Short Term Incentive Plan” (hereinafter referred to as the “Plan”), in order to motivate executives to attain superior annual performance in key areas that the Company believes create long-term value for the Company and its shareholders.
Among other purposes, the Plan is designed to memorialize and facilitate the Company’s short term incentive award program, which was initially implemented in calendar year 2012. The Plan is intended to allow, among other cash-based awards, for the award of annual cash incentives under the Company’s short term incentive award program that qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code.
The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, cash-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms
Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Administration
(a)    General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.
(b)    Committee Composition. The Board shall appoint the members of the Committee. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.
(c)    Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:
(i)to determine Eligible Persons to whom Awards shall be granted from time to time and the amounts to be covered by each Award;

(ii)to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including the conditions under which an Award shall be earned or become vested (which may be based on performance), and other restrictions and limitations;
(iii)to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;
(iv)to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and
(v)in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and
(vi)to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.
Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are officers, or Employees of the Company or its Affiliates.
(d)    Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.
(e)    No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

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4.Eligibility
(a)    General Rule. The Committee may grant Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.
(b)    Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the amount of cash subject to each Award, and in addition to the matters addressed in Section 5 below, the specific objectives, goals and performance criteria that further define the Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.
(c)    Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Award shall remain payable if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time.
5.Performance Awards
(a)    Performance Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Awards to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.
(b)    Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Award, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).
A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. The terms of an Award Agreement may provide that partial achievement of the Performance Measure(s) may result in a payment based upon the degree of achievement. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

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Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable but in no event later than 2 ½ months following the end of the calendar year during which the Performance Period is completed.
(c)    Limitations on Awards. The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one calendar year shall not together exceed $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of this limitations will either be credited as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a calendar year, or is not subject to the restrictions set forth under Section 162(m) of the Code.
(d)    Definitions.
(i)“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.
(ii)“Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.
“Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

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6.	Taxes
(a)    Income Taxes and Deferred Compensation.
(i)Awards Deferrals. Other provisions of the Plan notwithstanding, to the extent that the terms of any Award held by a Participant who is subject to United States federal income tax requires or permits installment or deferred payment of such Award resulting in a "deferral of compensation" within the meaning of Code Section 409A and regulations thereunder (a "Section 409A Award"), such Section 409A Award shall be subject to the following additional terms and conditions:
(A)    Deferral Elections. If a Participant is permitted to elect to defer an Award or any payment under an Award, such election must be in writing (on a form acceptable to the Committee) and must be received by the Company by the following election deadlines:
(1)    Awards Subject to a Substantial Risk of Forfeiture. In the case of an Award that is subject to forfeiture unless the Participant continues to provide services for a period of at least twelve (12) months after the date of grant, the deferral election must be received by the Company no later than the thirtieth (30th) day after the date of grant, provided that the election is made at least twelve (12) months before the earliest date at which the Award will no longer be subject to forfeiture.
(2)    Performance Awards. In the case of a Performance Award, the deferral election must be received by the Company no later than six (6) months before the end of the applicable Performance Period, provided that (i) the Participant was employed continuously from the later of the first day of the Performance Period or the date on which the Performance Measure was established through the date of election, (ii) the election to defer is made before such compensation has become readily ascertainable (i.e., substantially certain to be paid), and (iii) the Performance Period is at least twelve (12) months in length and the Performance Measure was established within ninety (90) days after commencement of the Performance Period.
(3)    All Other Awards. In the case of all other Awards for which the Committee permits the Participant to make deferral elections, the deferral election must be received by the Company no later than December 31 of the calendar year prior to the calendar year that includes the date of grant.
(B)    Required Deferrals. In the event that the Committee determines that the payment of an Award shall be automatically deferred, without providing the Participant with the opportunity to elect the time and form of such payment, the Committee must set forth the time and form of payment of the Award in the Award Agreement or a related document no later than the later of (i) the date of grant or (ii) the date by which the Participant would have been required to submit his or her deferral election under Section 6(a)(i)(A) above had the Committee permitted such Participant to make such election.

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(C)    Deferral Accounts. The Company will establish and maintain a hypothetical bookkeeping account established and maintained by the Company on behalf of a Participant to track the Participant’s Section 409A Award deferrals (a “Deferral Account”) in the name of each Participant whose payment of a Section 409A Award has been deferred in accordance with this Section 6(a)(i). Section 409A Award deferrals shall be credited to the Deferral Account as of the date that the underlying Award would otherwise have been paid if such payment had not been deferred. Awards that were otherwise payable in cash will be credited to the Deferral Account as an equivalent amount of cash and Awards that were otherwise payable in shares of Stock will be credited to the Deferral Account as an equivalent number of shares of stock.
(D)    Distribution of Section 409A Award Deferrals. Except as provided in Section 6(a)(i)(F) hereof, no Section 409A Award shall be distributable to a Participant (or his or her Beneficiary) except upon the occurrence of one of the following dates or events (or a date related to the occurrence of one of the following dates or events), which must be specified either in the applicable Award Agreement or related document, or in the written deferral election submitted by the Participant in respect of such Section 409A Award:
(1)    Specified Time. A specified time or a fixed schedule;
(2)    Separation from Service. The Participant's Separation from Service; provided, however, that if the Participant is a Section 409A Specified Employee as of the date of his or her Separation from Service and any of the Company's Stock is publicly traded on an established securities market or otherwise, the Company shall withhold payment of any Section 409A Award deferral that becomes payable to such Section 409A Specified Employee on account of his or her Separation from Service until the first day of the seventh (7th) month following such Separation from Service or, if earlier, the date of his or her death. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the six-month delay period;
(3)    Death. The death of the Participant. Unless a specific time otherwise is stated for payment of a Section 409A Award deferral upon death, such payment shall occur during the calendar year in which falls the thirtieth (30th) day after death;
(4)    Disability. The date the Participant becomes Disabled within the meaning of Treasury Regulations Section 1.409A-3(i)(4); and
(5)    Change in Control. The occurrence of a Change in Control.
(E)    Changes in Distribution Terms. The Committee may, in its discretion, require or permit on an elective basis a change in the time and/or form of payment of Section 409A Awards after the dates specified in Sections 6(a)(i)(A) and

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(B) above, subject to the following conditions, which may not be waived by the Committee:
(1)    Such election or Committee determination must in writing and must be made, if at all, no less than twelve (12) months prior to the originally scheduled payment date set out in the applicable Award Agreement or the Participant's most recent payment election;
(2)    Such election or Committee determination shall not be valid and take effect until at least twelve (12) months after the date on which the election or determination is made; and
(3)    Except with respect to an election to receive payment upon Disability, death or an Unforeseeable Emergency, the first scheduled payment must be deferred pursuant to the election for a period of at least five (5) years from the original payment date set out in the applicable Award Agreement or the Participant's most recent payment election.
(F)    No Acceleration. The distribution of a Section 409A Award deferral may not be accelerated prior to the time specified in accordance with Section 6(a)(i)(D) hereof, except in the case of one of the following events:
(1)    Unforeseeable Emergency. The Committee may permit accelerated payment of a Section 409A Award deferral upon the occurrence of a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, and otherwise meeting the definition set forth in Treasury Regulation Section 1.409A-3(i)(3) (an “Unforeseeable Emergency”), but only if the net amount payable upon such settlement does not exceed the amounts necessary to relieve such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the settlement, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation from insurance or otherwise or by liquidation of the Participant's other assets (to the extent such liquidation would not itself cause severe financial hardship), or by cessation of Section 409A Award deferrals under the Plan. Upon a finding that an Unforeseeable Emergency has occurred with respect to a Participant, any election by the Participant to defer payment of an Award that will be earned and vested in whole or part in connection with services performed during the year in which the Unforeseeable Emergency occurred or is found to continue will be immediately cancelled, as provided in Treasury Regulation Section 1.409A-3(j)(4)(viii).
(2)    Domestic Relations Order. The Committee may permit accelerated payment of a Section 409A Award deferral to the extent necessary to comply with the terms of a domestic relations order (as defined

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in Code Section 414(p)(1)(B) of the Code), as provided in Treasury Regulation Section 1.409A-3(j)(4)(ii).
(3)    Conflicts of Interest. The Committee may permit accelerated payment of a Section 409A Award deferral to the extent necessary to comply with a Federal, state, local or foreign ethics law or conflict of interest law, as provided in Treasury Regulation Section 1.409A-3(j)(4)(iii)(B).
(4)    Payment of Employment Taxes. The Committee may permit accelerated payment of a Section 409A Award deferral to the extent necessary to enable the Participant to satisfy applicable federal employment tax obligations, as provided in Treasury Regulation Section 1.409A-3(j)(4)(iv).
(5)    Other Permitted Accelerations. The Committee may exercise the discretionary right to accelerate the vesting of any unvested Award deemed to be a Section 409A Award upon a Change in Control or to terminate the Plan upon or within twelve (12) months after such Change in Control and make distributions to the extent permitted under Treasury Regulation Section 1.409A-3(j)(4)(ix), or accelerate payment of any Section 409A Award deferral in any other circumstance permitted under Treasury Regulation Section 1.409A-3(j)(4).
(G)    Timing of Distributions. Except as otherwise provided in Section 6(a)(i)(D)(3) with respect to Section 409A Award deferrals that become payable on account of a Participant's death, unless the applicable Award Agreement or related document, or written deferral election submitted by the Participant in respect of such Section 409A Award provides a specific date following any of the other permissible payment events set out in Section 6(a)(i)(D) upon which payment of a Section 409A Award deferral shall be made or commence, such payment shall be made or commence within sixty (60) days after the occurrence of the applicable payment event; provided, however, that where such sixty (60) day period begins and ends in different tax years, the Participant shall have no right to designate the tax year in which payment will be made (other than pursuant to an election that satisfies the requirements of Section 6(a)(i)(E)).
(ii)    Distributions upon Vesting. In the case of any Award providing for a distribution upon the lapse of a risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than March 15 of the year following the year in which the risk of forfeiture lapsed, and if a determination is to be made promptly following the end of a Performance Period (as in the case of Performance Awards), then the determination of the level of achievement of the applicable Performance Measures and the distribution shall be made between January 1 and March 15 of the year following the end of such Performance Period. In all cases, the Participant shall have no right to designate the tax year in which distribution will be made (other than pursuant to an election that satisfies the requirements of Section 10(e)(i)(E)).

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(iii)    Release or Other Separation Agreement. If the Company requires a Participant to execute a release, non-competition, or other agreement as a condition to receipt of a payment upon or following a Separation from Service, the Company will supply to the Participant a form of such release or other document not later than the date of the Participant's Separation from Service, which must be returned within the time period required by law and must not be revoked by the Participant within the applicable time period in order for a Participant to satisfy any such condition. If any amount payable during a fixed period following Separation from Service is subject to such a requirement and the fixed period would begin in one tax year and end in the next, the Company, in determining the time of payment of any such amount, will not be influenced by the timing of any action of the Participant, including execution of such a release or other document and expiration of any revocation period. In particular, the Company will be entitled in its discretion to deposit any such payment in escrow during either tax year comprising such fixed period, so that such deposited amount is constructively received and taxable income to the Participant upon deposit, but with distribution from such escrow remaining subject to the Participant's execution and non-revocation of such release or other document.
(iv)    Special Disability Provision. In case of a Disability of a Participant, for any Award or portion thereof that constitutes either a short-term deferral for purposes of Code Section 409A or a Section 409A Award deferral, the Company shall determine whether the Participant's circumstances are such that the Participant will not return to service, in which case such Disability will be treated as a Separation from Service for purposes of determining the time of payment of such Award or portion thereof then subject only to service-based vesting. In each case, the Participant shall be accorded the benefit of vesting that would result in the case of Disability in the absence of this provision, so that the operation of this provision, intended to comply with Code Section 409A, will not disadvantage the Participant. The Company's determination hereunder will be made initially within thirty (30) days after the Disability and each March and December thereafter.
(v)    Scope and Application of this Provision. For purposes of this Section 10(e), references to a term or event (including any authority or right of the Company or a Participant) being "permitted" under Code Section 409A mean that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the Section 409A Award deferral prior to the distribution of cash, shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.
(vi)    Tax Liability. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.
(b)    Withholding. The Company shall have the right to withhold from any Award, any federal, state or local income and payroll taxes required by law to be withheld and to take any other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to an Award.

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7.Non-Transferability of Awards
(a)    General. Except as set forth in this Section 7, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 7.
(b)    Limited Transferability Rights. Notwithstanding anything else in this Section 7, the Committee may in its discretion provide in an Award Agreement that an Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
8.Change in Control
(a)    In the event that there occurs a Change in Control, if the Participant’s employment with the Company, its Affiliates, or any Successor Corporation or parent or subsidiary of such successor corporation terminates in an event constituting an “Involuntary Termination” during the two-year period following the Change in Control, the following shall apply to Participant’s Awards (including Awards assumed or substituted by a Successor Corporation) upon such Involuntary Termination, unless otherwise provided by the Committee in the Award Agreement:
(i)In the case of an Award other than a Performance Award, all forfeiture conditions and other restrictions applicable to such Award shall lapse and such Award shall be fully payable as of the Participant’s Involuntary Termination, and any Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable as of the date of the Participant’s Involuntary Termination, and, subject to Section 8(a)(iii) below and all deferral of settlement and similar restrictions applicable to such Award shall lapse, and such Award shall be fully payable as of the time of such Involuntary Termination without regard to deferral conditions.
(ii)In the case of a Performance Award, the Award (or award opportunity relating thereto) for any Performance Period that was in effect at the time of the Participant’s Involuntary Termination shall be deemed earned pro rata based on the portion of the Performance Period completed as of the date of the Participant’s Involuntary Termination, calculated as to such Performance Period assuming that any Performance Formula will have been achieved (for the entire Performance Period), and any Award (or award opportunity relating thereto) for any Performance Period that was completed as of the date of the Participant’s Involuntary Termination shall be deemed earned based on actual performance for such period. Notwithstanding the foregoing, any additional forfeiture restrictions in the nature of a “clawback” applicable to the Performance Award will continue

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to apply to any payment under this Section 8(a)(ii). Any distribution hereunder shall be subject to Section 8(a)(iii) below.
(iii)Notwithstanding the foregoing, in the case of any Section 409A Award, nothing in the foregoing shall cause an acceleration of payment or a further deferral of payment in violation of Code Section 409A or provide for payment upon a changes in control that does not satisfy the definition of a change in control even for purposes of Code Section 409A and the payment terms applicable to such Award prior to the foregoing changes shall continue to apply (unless a change in payment timing is permitted under Code Section 409A) but the foregoing provisions shall apply to purposes of determining the Award holder’s vested interest in the Award. Further, if any amounts that become due under this Section 8(a) on account of the Involuntary Termination of a Participant constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, payment of such amounts shall not commence until the Participant incurs a Separation from Service. If, at the time of the Participant’s Separation from Service, the Participant is a Specified Employee, any amount that constitutes “nonqualified deferred compensation” within the meaning of Code Section 409A that becomes payable to the Participant in account of the Participant’s Separation from Service (including any amounts payable pursuant to the preceding sentence) will not be paid until after the end of the sixth calendar month beginning after the Participant’s Separation from Service (the “409A Suspension Period”).
(iv)Awards subject to accelerated vesting and/or settlement under this Section 8(a) may be settled in cash, if and to the extent authorized by the Committee.
(v)If, in connection with the Change in Control, the Award would be cancelled, otherwise cease to be outstanding, or not assumed by any successor as a result of the Change in Control, the foregoing provisions shall apply as of the date of the Change in Control without regard to whether the holder terminates employment in connection with the Change in Control.
The Company and any successor that has assumed an Award in connection with a Change in Control must acknowledge and agree to be bound by the provisions hereof during the two-year period following the Change in Control in a legally binding agreement with the Participant.

9.	Term of Plan
The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 11 below, unless the Plan is sooner terminated under Section 10 below.

10.	Amendment and Termination of the Plan
(a)    Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.
(b)    Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless it is mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan

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to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
(c)    Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.
11.Effective Date
This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and Award shall be paid before such approval.

12.	Controlling Law
All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Montana, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

13.	Laws And Regulations
(a)    Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.
14.No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

12

Glacier Bancorp, Inc.
2015 Short Term Incentive Plan
__________

Appendix A: Definitions
__________

As used in the Plan, the following definitions shall apply:
“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Applicable Law” means the legal requirements relating to the administration of cash-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.
“Award” means any award made pursuant to the Plan.
“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.
“Board” means the Board of Directors of the Company.
“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.
The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.
“Change in Control” means a change “in the ownership or effective control” or “in the ownership of a substantial portion of the assets” of the Company, within the meaning of Treasury Reg. Section 1.409A-3(i)(5).
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 of the Plan. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.
“Company” means Glacier Bancorp, Inc., a Montana corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.
“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.
“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.
“Deferral Account” shall have the meaning specified in Section 6(a)(i)(C).
“Director” means a member of the Board, or a member of the board of directors of an Affiliate.
“Disabled” means a condition under which a Participant --
(a)    is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or
(b)    is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

A-2

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.
“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.
“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.
“Performance Awards” mean Performance Awards granted pursuant to Section 5(a) of the Plan, payable in cash.
“Performance Compensation Awards” mean Awards granted pursuant to Section 5(b) of the Plan, payable in cash.
“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.
“Plan” means this Glacier Bancorp, Inc. 2015 Short Term Incentive Plan.
“Section 409A Award” shall have the meaning specified in Section 6(a)(i).
“Section 409A Specified Employee” means a “specified employee,” within the meaning of Code Section 409A(a)(2)(B)(i) and Treasury Regulation Section 1.409A-1(i), as determined by the Committee or its designee. For purposes of a distribution to which the requirements of Section 6(a)(D)(2) apply, the status of a Participant as a Section 409A Specified Employee will be determined annually under the Company’s administrative procedure for such determination for purposes of all plans subject to Code Section 409A.
“Separation from Service” means the date of cessation of a Participant’s employment or service relationship with the Company or Affiliate determined in accordance with Code Section 409A(a)(2)(A)(i) and Treasury Regulation Section 1.409A-1(h).
“Unforeseeable Emergency” shall have the meaning specified in Section 6(a)(i)(F)(1).

A-3

GLACIER BANCORP, INC.
ATTN: LEE ANN WARDINSKY
49 COMMONS LOOP
KALISPELL, MT 59901

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Michael J. Blodnick
02 Sherry L. Cladouhos
03 James M. English
04 Allen J. Fetscher
05 Annie M. Goodwin
06 Dallas I. Herron
07 Craig A. Langel
08 Douglas J. McBride
09 John W. Murdoch

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5:

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000232572_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com .

GLACIER BANCORP, INC.
Annual Meeting of Shareholders
April 29, 2015 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dallas I. Herron and Craig A. Langel, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLACIER BANCORP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, Mountain Time on April 29, 2015, at the The Hilton Garden Inn, 1840 Highway 93 South, Kalispell, MT 59901, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000232572_2 R1.0.0.51160